[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 31, 2009, by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.           The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           The Company has authorized, upon the terms and conditions stated in this Agreement, (i) the sale and issuance of up to fifteen million dollars ($15,000,000) of units of the Company (each of which shall be referred to herein as a “Unit” and collectively as the “Units”), with each Unit consisting of (A) one share of the Series A Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Stock”), and (B) one warrant (as amended, modified, restated or supplemented from time to time, each, a “Warrant,” and collectively, the “Warrants”) to purchase ten (10) shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”); and (ii) the sale and issuance of $28,500,000 of Common Stock at the Common Equity Closing (as hereinafter defined). Each share of Preferred Stock shall initially be convertible into ten (10) shares of Common Stock (collectively, the “Conversion Shares”), subject to adjustment in accordance with the terms of the Certificate of Designation (as hereinafter defined).  Each Purchaser’s subscription amount for each closing is as set forth on Schedule I hereto.

C.           The Company has adopted the Certificate of Designation (the “Certificate of Designation”) in substantially the form attached hereto as Exhibit A which, among other matters, establishes the rights, preferences and privileges of the Preferred Stock.

D.           At the First Unit Closing (as hereinafter defined), each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of Units as hereafter determined, with each Unit consisting of (i) one share of Preferred Stock (each a “Unit Share,” collectively, the “Unit Shares”), and (ii) a Warrant to purchase ten (10) shares of Common Stock (such amount being referred to herein as the “Warrant Ratio”) in substantially the form attached hereto as Exhibit B.  The shares of Common Stock issuable upon exercise of the Warrants, including, without limitation, all shares issuable as a result of any adjustments pursuant to Section 4 and Section 6 of the Warrants, are referred to herein as the “Warrant Shares.”

E.           At the Second Unit Closing (as hereinafter defined), if any, each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of Units as hereafter determined, with each Unit consisting of (i) one Unit Share and (ii) a Warrant to purchase ten (10) shares of Common Stock.

.

F.           At the Common Equity Closing (as hereinafter defined), if any, each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of shares of Common Stock as hereafter determined.

G.           At the First Unit Closing, the parties hereto shall execute and deliver an Investor Rights Agreement, in substantially the form attached hereto as Exhibit C (as amended, modified, restated or supplemented from time to time, the “Investor Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Conversion Shares, the Warrant Shares and the Common Equity Shares (as hereinafter defined) under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws and will agree to provide certain other rights to the Purchasers.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual agreements, representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144.  With respect to a Purchaser that is an entity, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Aggregate Common Equity Closing Subscription Amount” means $28,500,000.

“Agreement” shall have the meaning set forth in the Preamble to this Agreement.

“Alternative Common Stock Financing” means the issuance of shares of Common Stock with gross proceeds to the Company of at least an amount equal to $30,000,000 and at a per share purchase price equal to or greater than the Common Per Share Purchase Price.

 “Board” means the Board of Directors of the Company.

“Board Recommendation” has the meaning set forth in Section 4.11(f).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“California Courts” means the state and federal courts sitting in the County of San Francisco, State of California.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Capital Stock” means all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock.

“Cash” means unrestricted cash, unrestricted cash equivalents and unrestricted marketable securities.

“Cash Balance Notice” means a written notice delivered by the Company to the Lead Purchasers setting forth the Company’s Cash balance as of a given date, certified by the Company’s Chief Financial Officer.

“Certificate of Designation” has the meaning set forth in the Recitals to this Agreement.

“Change in Recommendation” has the meaning set forth in Section 4.11(d).

“Charter Amendment” has the meaning set forth in Section 5.5(f).

“Closing” means the First Unit Closing, the Second Unit Closing or the Common Equity Closing, as the context may require.

“Closing Bid Price” means, for any security as of any date, the last closing price for such security on the Principal Trading Market, as reported by Bloomberg, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern Time, as reported by Bloomberg, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as determined in good faith by the Board, in its sole discretion. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Commission” has the meaning set forth in the Recitals to this Agreement.

“Common Equity Closing” means the closing of the purchase by the Purchasers and sale by the Company to such Purchasers of the Common Equity Shares pursuant to this Agreement on the Common Equity Closing Date as provided in Section 2.1(a)(iii) hereof.

“Common Equity Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the applicable conditions set forth in Sections 2.1(a)(iii), 2.2(c)-(e), 5.5 and 5.6, except for those conditions and deliveries that are to be made at the Common Equity Closing; provided, however, that the Common Equity Closing Date shall not occur prior to (i) the earlier of (X) the fifteenth (15th) Trading Day after the date on which the Majority Purchasers would have been required to have delivered a Non-Participation Notice pursuant to Section 2.1(a)(iii) of this Agreement in order for the Purchasers to be not required to participate in the Common Equity Closing and (Y) the fifteenth (15th) Trading Day after the date on which the Lead Purchasers deliver a Purchaser Put Notice pursuant to Section 2.1(a)(iii) of this Agreement, or (ii) the consummation of the Second Unit Closing if the Purchasers have previously delivered the Purchaser Second Unit Closing Notice (including delivery of such notice after delivery by the Company of the Company Election Notice and prior to the consummation of the Common Equity Closing).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.

“Common Equity Closing Notice” has the meaning set forth in Section 2.1(a)(iii).

“Common Equity Closing Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Common Stock purchased hereunder at the Common Equity Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading “Common Equity Closing Subscription Amount.”

“Common Equity Shares” means the aggregate number of shares of Common Stock derived by dividing (i) the aggregate dollar amount of the Common Equity Closing Subscription Amounts, by (ii) the Common Per Share Purchase Price, rounded down to the nearest whole share.

“Common Per Share Purchase Price” means, with respect to each share of Common Stock sold at the Common Equity Closing, an amount per share which shall equal $0.275.

“Common Stock” has the meaning set forth in the Recitals to this Agreement, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” shall have the meaning set forth in the Preamble to this Agreement.

“Company Counsel” means Cooley Godward Kronish LLP.

“Company Deliverables” means, collectively, the documents deliverable by the Company pursuant to Section 2.2.

“Company Election Notice” has the meaning set forth in Section 2.1(a)(iii).

“Company Second Unit Closing Notice” has the meaning set forth in Section 2.1(a)(ii).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement; provided, however, that such executive officers have conducted reasonable investigation and due inquiry of such matter or matters.

“Competing Transaction” has the meaning set forth in Section 4.11(a).

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and supplier lists and related information).

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Shares” has the meaning set forth in the Recitals to this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

“DGCL” means the Delaware General Corporation Law.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Environmental Laws” has the meaning set forth in Section 3.1(p).

“Evaluation Date” has the meaning set forth in Section 3.1(v).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Execution Date” means the date first set forth above.

“FDA” has the meaning set forth in Section 3.1(x).

“Financing” has the meaning set forth in Section 7.16.

“First Unit Closing” means the closing of the purchase by the Purchasers and sale by the Company of Units to such Purchasers pursuant to this Agreement on the First Unit Closing Date as provided in Section 2.1(a)(i) hereof.

“First Unit Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the applicable conditions set forth in Sections 2.1(a)(i), 2.2(a), (d) and (e), 5.1 and 5.2 shall have been satisfied or waived, except for those conditions and deliveries that are to be made at the First Unit Closing.

“First Unit Closing Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder at the First Unit Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading “First Unit Closing Subscription Amount.”

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Hazardous Materials” means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components (including asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii)  trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; and (iv) registrations, applications and renewals for any of the foregoing.

“Investor Rights Agreement” has the meaning set forth in the Recitals to this Agreement.

“IRC” means the Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Irrevocable Transfer Agent Instructions” has the meaning set forth in Section 4.1(d).

“Lead Purchasers” means the Purchasers who are affiliated with Alta BioPharma Partners III, L.P. and the Purchasers who are affiliated with Bay City Capital, L.P.

“Legal Restraint” has the meaning set forth in Section 5.1(c).

“Lien” means any mortgage, deed of trust, lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Majority Purchaser Second Unit Closing Notice” has the meaning set forth in Section 2.1(a)(ii).

“Majority Purchasers” means the Purchasers holding a majority-in-interest of the Unit Shares issued pursuant to the terms of this Agreement.

“Material Adverse Effect” on or with respect to the Company means any state of facts, change, development, event, effect, condition, occurrence, action or omission (each, an “Event”) that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company.

“Material Contract” means (i) any contract of the Company that has been filed, was required to have been filed, or is required to be filed but has not yet been filed, as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K or (ii) any agreement or contract to which the Company is a party and involving the receipt or payment of amounts in the aggregate exceeding $200,000 per year, other than contracts entered into in the ordinary course of business in connection with the conduct of clinical trials.

“Minimum Aggregate Common Equity Subscription Amount” means $28,500,000.

“Non-Participation Notice” has the meaning set forth in Section 2.1(a)(iii).

“Permitted Liens” means (i) mechanics’, carriers’, or workmen’s, repairmen’s or similar Liens arising or incurred in the ordinary course of business, (ii) Liens for taxes, assessments and other governmental charges that are not due and payable or which may hereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and (iii) other imperfections of title or encumbrances, if any, that do not, individually or in the aggregate, materially impair the use or value of the property to which they relate.

“Permits” has the meaning set forth in Section 3.1(m).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein.

“Placement Agent” means Jefferies & Company, Inc.

“Placement Agent Fees” has the meaning set forth in Section 3.1(z).

“Preferred Stock” has the meaning set forth in the Recitals to this Agreement.

“Preferred Stock Per Share Price” means $0.22.

“Press Release” has the meaning set forth in Section 4.6.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement, shall be The NASDAQ Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proxy Statement” has the meaning set forth in Section 4.11(a).

“Purchaser” and “Purchasers” have the respective meanings set forth in the Preamble to this Agreement.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(e).

“Purchaser Party” has the meaning set forth in Section 4.8.

“Purchaser Put Notice” means a written notice by the Lead Purchasers to the Company and all Purchasers, which shall be delivered if the Majority Purchasers elect to consummate the Common Equity Closing and shall set forth such election, delivered (i) at any time prior to January 8, 2010, (ii) on or before January 15, 2010, if a Cash Balance Notice is delivered no later than January 12, 2010 and such Cash Balance Notice reflects a Cash balance of less than $4.0 million as of January 8, 2010 or (iii) if a Cash Balance Notice delivered no later than January 12, 2010 sets forth the Company’s Cash balance as greater than $4.0 million as of January 8, 2010, at any time prior to the earlier of (A) December 31, 2010, (B) five (5) Trading Days following the delivery to the Lead Purchasers of a Cash Balance Notice reflecting a Cash balance of the Company of less than $4.0 million and (C) the closing of an Alternative Common Stock Financing.

“Purchaser Second Unit Closing Notice” has the meaning set forth in Section 2.1(a)(ii).

“Registration Statement” means a registration statement meeting the requirements set forth in the Investor Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Investor Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals to this Agreement.

“Required Approvals” has the meaning set forth in Section 3.1(f).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Second Closing Milestone” means the receipt by the Board, following a meeting or written interactions with the FDA, of a positive recommendation from at least a majority of the members of a five (5) person panel engaged by the Board that it would be reasonable to expect that (i) an [ * ] clinical trial in an acute myeloid leukemia (AML) population would be successful and sufficient for [ * ] approval of the Company’s voreloxin drug candidate by the FDA [ * ], (ii) the proceeds from the Second Unit Closing and the Common Equity Closing, assuming each were to take place, together with other Cash resources of the Company, would be sufficient to fund the [ * ] clinical trial and the Company’s other corporate, development and regulatory activities to support the submission of a New Drug Application (NDA) to the FDA for the marketing and sale of voreloxin to treat an identified portion of the AML population and (iii) if the NDA is approved, voreloxin would be a commercially viable drug.  The five (5) person panel shall be comprised of key opinion leaders with respect to the development and/or commercialization of drugs to treat AML or similar or related indications, [ * ]; the Company and the Majority Purchasers shall use commercially reasonable efforts to identify the members of the panel by no later than [ * ] or another date mutually agreed by the Majority Purchasers and the Company.

“Second Closing Units” has the meaning set forth in Section 2.1(a)(ii).

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Second Unit Closing” means the closing of the purchase by the Purchasers and sale by the Company of the Units to such Purchasers pursuant to this Agreement on the Second Unit Closing Date as provided in Section 2.1(a)(ii) hereof.

“Second Unit Closing Date” means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1(a)(ii), 2.2(b), (d) and (e), 5.3 and 5.4 shall have been satisfied or waived, except for those conditions and deliveries that are to be made at the Second Unit Closing; provided, however, that the Second Unit Closing Date shall not occur prior to the fifteenth (15th) Trading Day after the date on which a Company Second Unit Closing Notice, Purchaser Second Unit Closing Notice or Majority Purchaser Second Unit Closing Notice, as applicable, is validly delivered pursuant to this Agreement.

“Second Unit Closing Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Units purchased hereunder at the Second Unit Closing as indicated on such Purchaser’s signature page to this Agreement next to the heading “Second Unit Closing Subscription Amount.”

“Secretary’s Certificate” has the meaning set forth in Section 2.2(d)(i).

“Securities” means, collectively, the Warrants and the Shares.

“Securities Act” has the meaning set forth in the Recitals to this Agreement.

“Shares” means, collectively, the Unit Shares, the Conversion Shares, the Warrant Shares and the Common Equity Shares.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Stockholder Approval” means the approval from the Company’s stockholders of each of the Transaction Stockholder Approval Matters by the requisite vote of the Company’s stockholders at the Stockholders’ Meeting.

“Stockholder Approval Date” means the date on which each of the Transaction Stockholder Approval Matters has been approved by the requisite vote of the Company’s stockholders.

“Stockholders’ Meeting” has the meaning set forth in Section 4.11(a).

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person, and “Subsidiaries” mean, collectively, each Subsidiary with respect to any Person.

“Superior Proposal” means a bona fide proposal for a transaction that a majority of the Board determines, at a duly constituted meeting of the Board, in its reasonable good faith judgment (after consultation with its financial advisor) to be a transaction more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement.

“Trading Affiliates” has the meaning set forth in Section 3.2(h).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement and the schedules and exhibits attached hereto, the Warrants, the Investor Rights Agreement and the schedules and exhibits attached thereto, the Certificate of Designation, the Irrevocable Transfer Agent Instructions and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.

“Transaction Stockholder Approval Matters” has the meaning set forth in Section 4.11(a).

“Transfer Agent” means American Stock Transfer & Trust Company, or any successor transfer agent for the Company.

“Unit Purchase Price” means, with respect to the Units sold at the First Unit Closing or the Second Unit Closing, as applicable, $3.45 per Unit, which equals the sum of (i) $2.20 and (ii) $1.25, which represents a $0.125 purchase price for each Warrant Share.

“Units” has the meaning set forth in the Recitals to this Agreement.  Units will not be issued or certificated. The Unit Shares and Warrants are immediately separable and will be issued separately.

“Unit Share” and “Unit Shares” have the respective meaning set forth in the Recitals to this Agreement.

“Unrestricted Securities” has the meaning set forth in Section 4.1(c).

“Warrant” and “Warrants” have the respective meaning set forth in the Recitals to this Agreement.

“Warrant Exercise Cap” means the restrictions set forth in Section 2.3 of each of the Warrants.

“Warrant Exercise Price” means $0.22 per Warrant Share.

“Warrant Shares” has the meaning set forth in the Recitals to this Agreement.

“Warrant Ratio” has the meaning set forth in the Recitals to this Agreement.

ARTICLE II.
PURCHASE AND SALE

2.1           Closings, Delivery and Payment.

(a)           Purchase and Sale.  Subject to and upon the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, the Units and the Common Equity Shares, if any, as applicable, as follows:

(i)           First Unit Closing.  At the First Unit Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units equal to the quotient resulting from dividing (i) the First Unit Closing Subscription Amount for such Purchaser by (ii) the Unit Purchase Price, rounded down to the nearest whole Unit.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

(ii)           Second Unit Closing.  Provided that the Stockholder Approval has been obtained, following (x) the satisfaction of the Second Closing Milestone and delivery by the Company of written notice to the Purchasers of the satisfaction thereof and the election by the Company to consummate the Second Unit Closing (the “Company Second Unit Closing Notice”), or (y) the delivery by the Majority Purchasers of written notice to the Company on or before the earliest of (A) December 31, 2009, (B) the consummation of the Common Equity Closing or (C) the consummation of an Alternate Common Stock Financing of the election on behalf of the Purchasers to consummate the Second Unit Closing (the “Purchaser Second Unit Closing Notice”), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Units equal to the quotient resulting from dividing (i) the Second Unit Closing Subscription Amount for such Purchaser by (ii) the Unit Purchase Price, rounded down to the nearest whole Unit (the “Second Closing Units”); provided, however, that if the Company Second Unit Closing Notice has been delivered, but the Purchaser Second Unit Closing Notice has not been delivered, the Purchasers shall have no obligation to purchase the Second Closing Units if the average Closing Bid Price of the Common Stock over the five (5) Trading Days immediately preceding the delivery of the Company Second Unit Closing Notice is less than [ * ] unless within ten (10) Trading Days following the delivery of the Company Second Unit Closing Notice the Majority Purchasers provide the Company and the Purchasers with written notice of their election, on behalf of all Purchasers, to purchase the Second Closing Units (the “Majority Purchaser Second Unit Closing Notice”), provided that the Company may not deliver a Company Second Unit Closing Notice if, during the five (5) Trading Day period immediately preceding delivery thereof, the Company was not in compliance with the disclosure requirements of NASDAQ Marketplace Rule 4310(c)(16) (without regard to the first proviso thereof) and its SEC Reports, together with any press release publicly released, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company shall not be entitled to deliver the Company Second Unit Closing Notice at any time after the earliest of (AA) the consummation of the Common Equity Closing, (BB) the consummation of an Alternative Common Stock Financing or (CC) December 31, 2009.  The delivery of the Company Second Unit Closing Notice shall be in the sole discretion of the Board, and the delivery of the Purchaser Second Unit Closing Notice or Majority Purchaser Second Unit Closing Notice shall be in the sole discretion of the Majority Purchasers. For the avoidance of doubt, the Purchasers shall be permitted to deliver the Purchaser Second Unit Closing Notice after delivery by the Company of the Company Election Notice and prior to the consummation of the Common Equity Closing, in which case the consummation of the Common Equity Closing will not occur until after the consummation of the Second Unit Closing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

(iii)          Common Equity Closing.  Provided that the Stockholder Approval has been obtained, following the First Unit Closing and the earlier of (i) delivery by the Company of written notice to the Purchasers of the election by the Company to consummate the Common Equity Closing on or before the earlier of (A) the delivery of a Purchaser Put Notice, (B) the consummation of an Alternative Common Stock Financing and (C) December 31, 2010 (the “Company Election Notice”) and (ii) delivery by the Lead Purchasers of the Purchaser Put Notice (in the case of either (i) or (ii) above, the “Common Equity Closing Notice”), the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the Common Equity Closing Subscription Amount for such Purchaser by (ii) the Common Per Share Purchase Price, rounded down to the nearest whole share (the “Pro Rata Share”); provided, however, that the Purchasers shall have no obligation to purchase the Common Equity Shares if the Majority Purchasers provide written notice to the Company within ten (10) Trading Days following the delivery of the Company Election Notice, that the Purchasers will not participate in the Common Equity Closing (the “Non-Participation Notice”) or if the gross amount to be received at the Common Equity Closing is less than the Minimum Aggregate Common Equity Subscription Amount, taking into account any agreement by a Purchaser to purchase more than its Pro Rata Share of the shares of Common Stock to be sold in the Common Equity Closing, and the Company is unable to secure additional purchasers, acceptable to the Lead Purchasers, to participate in the Common Equity Closing such that the Minimum Aggregate Common Equity Subscription Amount is met.  The delivery of the Company Election Notice shall be in the sole discretion of the Board, and the delivery of the Non-Participation Notice or the Common Equity Closing Notice shall be in the sole discretion of the Majority Purchasers.  There shall be no obligation on the part of the Majority Purchasers to elect to consummate the Common Equity Closing and, by extension, to cause the Lead Purchasers to deliver a Purchaser Put Notice, but if such Purchaser Put Notice is delivered, or a Non-Participation Notice is not timely delivered following a Common Equity Closing Notice, each Purchaser shall be obligated to purchase its Pro Rata Share of the shares of Common Stock to be sold in the Common Equity Closing, and if a Purchaser Put Notice is delivered, the Company shall be obligated to sell the shares of Common Stock to be sold in the Common Equity Closing.  In the event that any Purchaser does not satisfy the foregoing obligation, the other Purchasers shall have the right, but not the obligation, to purchase the Pro Rata Portion of such defaulting Purchaser.  Notwithstanding any other provision of this Agreement, in the event the Common Equity Closing is consummated, if any Purchaser fails to purchase its Pro Rata Share of Common Stock in such Common Equity Closing, then such Purchaser’s Preferred Stock shall automatically be converted into Common Stock in such amounts and on such terms as provided in Section 4(m) of the Certificate of Designation, which shall be the Company’s and each other Purchaser’s sole and exclusive remedy for such Purchaser’s failure to purchase its Pro Rata Share in the Common Equity Closing. No later than January 12, 2010, the Company shall deliver to the Lead Purchasers a Cash Balance Notice reflecting the Company’s Cash balance as of January 8, 2010 and, if such Cash Balance Notice sets forth the Company’s Cash balance as greater than $4.0 million as of January 8, 2010, the Lead Purchasers may request until such time as the Company delivers a Cash Balance Notice that sets forth the Company’s Cash balance as less than $4.0 million (in which case the Company shall promptly deliver such requested Cash Balance Notice, which shall be dated as of a recent practicable date), or the Company may elect to deliver one or more future Cash Balance Notice(s) at any time prior to the earlier of December 31, 2010 and the closing of an Alternative Common Stock Financing.

(b)           Closings.  Each of the First Unit Closing, the Second Unit Closing, if any, and the Common Equity Closing, if any, shall take place at the offices of Company Counsel, 3175 Hanover Street, Palo Alto, California 94304, on the First Unit Closing Date, Second Unit Closing Date and Common Equity Closing Date, respectively, or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)           Forms of Payment.

(i)           On the First Unit Closing Date, (x) each Purchaser shall pay to the Company its First Unit Closing Subscription Amount in United States dollars and in immediately available funds, by wire transfer to the Company’s account as set forth in instructions previously delivered to each Purchaser, (y) the Company shall deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Unit Shares such Purchaser is acquiring at the First Unit Closing and (z) the Company shall issue to each Purchaser a Warrant pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares determined by multiplying the number of Unit Shares such Purchaser is acquiring at the First Unit Closing by the Warrant Ratio and rounding down to the nearest whole number, in the case of clauses (y) and (z), duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D.  The Warrants issued and sold at the First Unit Closing shall have an exercise price equal to the Warrant Exercise Price.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

(ii)           On the Second Unit Closing Date, if any, (x) each Purchaser shall pay to the Company its Second Unit Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account, as set forth in instructions delivered to each Purchaser not more than ten (10) nor less than three (3) Business Days prior to the Second Unit Closing Date, (y) the Company shall deliver to each Purchaser one or more stock certificates, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Unit Shares such Purchaser is acquiring at the Second Unit Closing and (z) the Company shall issue to each Purchaser a Warrant pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares determined by multiplying the number of Unit Shares such Purchaser is acquiring at the Second Unit Closing by the Warrant Ratio and rounding down to the nearest whole number, in the case of clauses (y) and (z), duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D.  The Warrants issued and sold at the Second Unit Closing shall have an exercise price equal to the Warrant Exercise Price.

(iii)          On the Common Equity Closing Date, if any, (x) each Purchaser shall pay to the Company its Common Equity Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account, as set forth in instructions delivered to each Purchaser not more than ten (10) nor less than three (3) Business Days prior to the Common Equity Closing Date, and (y) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser one or more stock certificates within three (3) Business Days after the Common Equity Closing Date, free and clear of all restrictive and other legends except as expressly provided in Section 4.1(b) hereof, evidencing the number of Common Equity Shares that such Purchaser is acquiring at the Common Equity Closing, and duly executed on behalf of the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit D.

2.2           Closing Deliveries.

(a)           At the First Unit Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers the following:

(i)           this Agreement and the Investor Rights Agreement, each duly executed by the Company;

(ii)          one or more stock certificates, as provided in Section 2.1(c)(i);

(iii)         a Warrant, as provided in Section 2.1(c)(i); and

(iv)         a legal opinion of Company Counsel, dated as of the First Unit Closing Date, and in the form attached hereto as Exhibit E-1, executed by such counsel and addressed to the Purchasers.

(b)           At the Second Unit Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following:

(i)           one or more stock certificates, as provided in Section 2.1(c)(ii);

(ii)          a Warrant, as provided in Section 2.1(c)(ii); and

(iii)         a legal opinion of Company Counsel, dated as of the Second Unit Closing Date, and in the form attached hereto as Exhibit E-1, executed by such counsel and addressed to the Purchasers.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.

(c)           At the Common Equity Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following:

(i)           a copy of irrevocable instructions to the Transfer Agent to deliver to each Purchaser one or more stock certificates, as provided in Section 2.1(c)(iii), with the original stock certificates delivered within three (3) Business Days of the Common Equity Closing; and

(ii)          a legal opinion of Company Counsel, dated as of the Common Equity Closing Date, and in the form attached hereto as Exhibit E-2, executed by such counsel and addressed to the Purchasers.

(d)           On or prior to each Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following:

(i)           a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable, (a) certifying the resolutions adopted by the Board or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities to be issued at such Closing and that such resolutions remain in full force and effect, (b) with respect to the Second Unit Closing and the Common Equity Closing, certifying the resolutions adopted by the stockholders of the Company approving the issuance of the Securities to be issued at the Second Unit Closing or the Common Equity Closing, as applicable, (c) certifying the current versions of the Company’s certificate of incorporation (including any certificates of designation) and bylaws, each as amended, and (d) certifying as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit G;

(ii)          the Compliance Certificate referred to in Section 5.1(g), Section 5.3(h), or Section 5.5(i), as applicable;

(iii)         a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three (3) Trading Days of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable;

(iv)         a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by each state where the Company is qualified to do business as a foreign corporation, as of a date within three (3) Trading Days of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable; and

(v)          a certified copy of (i) the Company’s current certificate of incorporation, and any amendments and certificates of designation thereto, as certified by the Secretary of State of the State of Delaware as of a date within three (3) Trading Days of the First Unit Closing Date, Second Unit Closing Date or Common Equity Closing Date, as applicable.

(e)           On or prior to each applicable Closing, each Purchaser shall deliver or cause to be delivered to the Company the following, as applicable (the “Purchaser Deliverables”):

(i)           on or prior the First Unit Closing, this Agreement and the Investor Rights Agreement, each duly executed by such Purchaser;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.

(ii)           on or prior to the First Unit Closing, a fully completed and duly executed Stock Certificate Questionnaire in the form attached hereto as Exhibit D.

(iii)          with respect to the First Unit Closing, such Purchaser’s First Unit Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account as previously delivered to each Purchaser in accordance with Section 2.1(c)(i) prior to the First Unit Closing;

(iv)          with respect to the Second Unit Closing, such Purchaser’s Second Unit Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account as previously delivered to each Purchaser in accordance with Section 2.1(c)(ii) prior to the Second Unit Closing; and

(v)          with respect to the Common Equity Closing, such Purchaser’s Common Equity Closing Subscription Amount, in United States dollars and in immediately available funds, by wire transfer to the Company’s account as previously delivered to each Purchaser in accordance with Section 2.1(c)(iii) prior to the Common Equity Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1          Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof and as of the First Unit Closing Date, the Second Unit Closing Date and the Common Equity Closing Date, as applicable (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that, except as otherwise set forth in the Schedules delivered herewith or at the applicable Closing:

(a)           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as described in the SEC Reports and to own its properties.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect.  To the Company’s Knowledge, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail, such power and authority or qualification. The Company’s sole Subsidiary is Sunesis Europe Limited, a United Kingdom company, which is a non-operating company with de minimis assets and liabilities and no business operations.

(b)          Authorization.  The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance, sale and delivery of the Securities in accordance with Section 4.3 hereof, except for the Required Approvals.

(c)           Valid Agreements.  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.

(d)           Capitalization.  The authorized Capital Stock of the Company consists of: (i) 100,000,000 shares of Common Stock, of which 34,409,768 shares are outstanding on the Execution Date and (ii) 5,000,000 shares of preferred stock, of which no shares are outstanding on the Execution Date.  All of the issued and outstanding shares of the Company’s Capital Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.  Except for (i) options to purchase Common Stock or other equity awards issued to employees, members of the Board and consultants of the Company pursuant to the equity incentive plans disclosed in the SEC Reports and (ii) outstanding warrants disclosed in the SEC Reports, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the Capital Stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of Capital Stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its Capital Stock or other equity interests.  Except as provided in the Investor Rights Agreement and that certain Eighth Amended and Restated Investor Rights Agreement, dated August 30, 2004, as amended, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.  The issue and sale of the Securities will not result in the right of any holder of Company securities to adjust the exercise, conversion or exchange price under such securities.

(e)           Valid Issuance.  The Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, and with respect to the Warrant Shares, when issued and paid for pursuant to the Warrants, will be validly issued, fully paid and nonassessable, and will be free of encumbrances and restrictions (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

(f)            Consents.  The Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Investor Rights Agreement, (ii) filings required by applicable state and federal securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities, and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, (vi) those that have been made or obtained prior to the date hereof, (vii) the consent of the holders of a majority of the Registrable Securities (as such term is defined in that certain Eighth Amended and Restated Investor Rights Agreement, dated August 30, 2004, by and among the Company and the investors identified on Exhibit A thereto), which has been obtained prior to the date hereof, and (viii) the Stockholder Approval (collectively, the “Required Approvals”).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.

(g)           SEC Reports.  The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act.  The Company has made available to the Purchasers, through the Commission’s EDGAR system, true and complete copies of (a) the Company’s most recent Annual Report on Form 10-K, (b) the Company’s Quarterly Reports on Form 10-Q for the quarters ended subsequent to the period covered by such Annual Report, including all exhibits thereto and documents incorporated by reference therein, and (c) any other statement, report (including, without limitation, Current Reports on Form 8-K), registration statement or definitive proxy statement filed by the Company with the Commission during the period commencing subsequent to the period covered by such Annual Report (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the Schedules to this Agreement (if any), the “Disclosure Materials”).  The Company is not aware of any event that requires the filing of a Current Report on Form 8-K that has not been filed.  The Company has filed as an exhibit to an SEC Report all documents required to be filed by Item 601 of Regulation S-K prior to the date of this Agreement.  As of their respective filing dates, except to the extent corrected by a subsequent restatement or amendment or superceded by a subsequent filing, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of the date of this Agreement, the Company satisfies the registrant requirements set forth in General Instruction 1.A. to Form S-3 for the use of a Registration Statement on Form S-3.

(h)           Use of Proceeds.  The net proceeds of the sale of the Securities hereunder shall be used by the Company for working capital and general corporate purposes.

(i)            No Material Adverse Change.  Between September 30, 2008 and the date of this Agreement, except as disclosed in the SEC Reports or in the draft audited financial statements for the fiscal year ended December 31, 2008 made available to the Purchasers prior to the execution of this Agreement, there has not been:

(i) any material change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the Capital Stock of the Company, or any redemption or repurchase of any securities of the Company (other than in connection with a termination of employment);

(iii) any material damage, destruction or loss to any assets or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any change or amendment to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, or change to any Material Contract or arrangement by which the Company is bound or to which its assets or properties is subject;

(vi) any transaction entered into by the Company other than in the ordinary course of business;

(viii) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company;

(ix) any commitment or arrangement by the Company to do any of the foregoing; or

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.

(x)  any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect.

(j)           No Conflict, Breach, Violation or Default.  Neither the execution, delivery and performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated hereby (including without limitation the issuance and sale of the Securities) will (i) conflict with or result in violation of any of the terms and provisions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, both as in effect on the date hereof, or (ii) will give rise to the right to terminate or accelerate the due date of any payment under or result in a breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under or result in the execution or imposition of any Lien upon the properties or assets of the Company pursuant to the terms of (x) any Material Contract or (y) any license, permit, statute, rule, regulation, judgment, decree or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, other than with respect to clause (y) as would not have a Material Adverse Effect.

(k)           Tax Matters.  The Company has timely filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company.  All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax Liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property, other than Permitted Liens.  To the Company’s Knowledge, there are no tax audits or investigations pending.  There are no outstanding tax sharing agreements or other such arrangements between the Company and any other Person.

(l)           Title to Properties.  The Company has good and marketable title to all properties and assets owned by it, in each case free from Liens and defects, other than Permitted Liens.  The Company holds any leased real or personal property under valid and enforceable leases.  The Company is in material compliance with all material terms of each lease to which it is a party or is otherwise bound.  The Company does not own any real property.

(m)           Certificates, Authorities and Permits.  The Company possesses adequate certificates, approvals, authorities or permits (“Permits”) issued by governmental agencies or bodies necessary to own, lease and license its assets and properties and conduct the business now operated by it, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.  The Company has performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, would allow, revocation or termination thereof. The Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(n)           Labor Matters.

(i)           The Company is not a party to or bound by any collective bargaining agreement.  The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment or employees’ health, safety, welfare, wages and hours.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.

(ii)           (A) There are no labor disputes existing, or to the Company’s Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company’s employees, (B) there are no unfair labor practices or petitions for election pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company’s employees, (C) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (D) to the Company’s Knowledge, the Company enjoys good labor and employee relations with its employees.

(iii)         The Company is in compliance in all material respects with applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, severance and bonuses, and immigration and naturalization.  No claims are pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local law, statute or ordinance barring discrimination in employment.

(iv)         The Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 280G(b) of the IRC other than as set forth in the Company’s SEC Reports.

(o)           Intellectual Property.

(i)           To the Company’s Knowledge, none of the Intellectual Property of the Company is invalid or unenforceable.  No Intellectual Property owned or licensed by the Company that is necessary for the conduct of Company’s business as currently conducted or as proposed to be conducted as described in the SEC Reports is involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened.  No issued patent owned or exclusively licensed by the Company is involved in any interference, reissue, re-examination or opposition proceeding.

(ii)          All of the in-bound licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property to which the Company is a party (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $50,000 per license) that are necessary for the conduct of the Company’s business as currently conducted and as proposed to be conducted as described in the SEC Reports (collectively, “In-Bound License Agreements”) are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and the Company is not in material breach of any of its obligations under any such In-Bound License Agreements.

(iii)         To the Company’s Knowledge, the Company owns or has the valid right to use all of the Intellectual Property, including third party Intellectual Property and Confidential Information, that is necessary for the conduct of the Company’s business as currently conducted and as proposed to be conducted as described in the SEC Reports and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or, with respect to Intellectual Property owned or exclusively licensed by the Company, obligations to license such Intellectual Property, other than licenses to third parties of the Intellectual Property owned by the Company that  are set forth on Schedule 3.1(o)(iii).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(iv)          To the Company’s Knowledge, (1) the conduct of the Company’s business as currently conducted or as proposed to be conducted as described in the SEC Reports, (2) the use or exploitation by or on behalf of the Company of any Intellectual Property owned by the Company, or (3) the use or exploitation by or on behalf of the Company of any Intellectual Property licensed by the Company, does not infringe, misappropriate or otherwise materially impair or conflict with any Intellectual Property rights of any third party. To the Company’s Knowledge, the Intellectual Property owned or exclusively licensed by the Company which is necessary for the conduct of Company’s business as currently conducted or as proposed to be conducted as set forth in the SEC Reports is not being Infringed by any third party.  There is no litigation, court order, claim or assertion pending or outstanding or, to the Company’s Knowledge, threatened, that seeks to limit or challenge the ownership, use, validity or enforceability of any Intellectual Property owned or licensed by the Company or the Company’s use of any Intellectual Property owned by a third party.

(v)          The consummation of the transactions contemplated hereunder and under the other Transaction Documents will not result in the (1) loss, material impairment of or material restriction on any of the Intellectual Property or Confidential Information owned by the Company which is necessary for the conduct of Company’s business as currently conducted or as proposed to be conducted as set forth in the SEC Reports or (2) material breach of any In-Bound License Agreement.

(vi)         The Company has taken reasonable steps to protect the Company’s rights in Intellectual Property and Confidential Information owned or licensed by the Company.  Each employee, independent contractor, and consultant of the Company has executed an agreement to maintain the confidentiality of such Confidential Information and a proprietary information and inventions agreement in the form(s) as set forth on Schedule 3.1(o)(vi).  To the Company’s Knowledge, and except as necessary to secure rights through information filings in U.S. and other patent offices and pursuant to non-disclosure agreements entered into between the Company and third parties in the ordinary course of business, there has been no disclosure of the Company’s Intellectual Property or Confidential Information to any third party.  To the Company’s Knowledge, there have been no misappropriations or infringements by any Person of any Intellectual Property used in the conduct or operation of the Company’s business.

(p)           Environmental Matters.  The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of Hazardous Materials or relating to the protection or restoration of the environment or human exposure to Hazardous Materials (collectively, “Environmental Laws”).  To the Company’s Knowledge, the Company does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any claim relating to any Environmental Laws.  There is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

(q)           Litigation.  There are no pending or, to the Company’s Knowledge, threatened actions, suits, proceedings, inquiries or investigations against or affecting the Company or any of its properties or any of the Company’s officers and directors in their capacities as such.  The Company is not party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(r)           Financial Statements.  The financial statements included in each SEC Report and the draft audited financial statements for the period ended December 31, 2008 made available to the Purchasers prior to execution of this Agreement present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with GAAP (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act).  Except as set forth in the financial statements of the Company included in the SEC Reports and the draft audited financial statements for the period ended December 31, 2008 made available to the Purchasers prior to execution of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements, none of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(s)           Insurance Coverage.  The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company.

(t)           Questionable Payments.  Neither the Company nor any of its directors, officers or employees,  or, to the Company’s Knowledge, any of its agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

(u)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act that has not been disclosed.

(v)           Internal Controls.  The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.  The books, records and accounts of the Company accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(w)          Independent Accountants.  The Company has engaged an independent registered public accounting firm as required by the Exchange Act and the rules and regulations of the Commission thereunder.

(x)           Regulatory Compliance.  The human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated or that are described in the SEC Reports or the results of which are referred to in the SEC Reports, and such studies and tests conducted on behalf of the Company or that the Company intends to rely on in support of regulatory approval by the United States Food and Drug Administration (the “FDA”) or foreign regulatory agencies, were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs. The descriptions of the results of such studies, test and trials contained in the SEC Reports are accurate and complete in all material respects, and, except as set forth in the SEC Reports, to the Company’s Knowledge, there are no other trials, studies or tests, the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical stage of development.  The Company has not received any notices or correspondence from the FDA or any other domestic or foreign governmental agency requiring the termination, suspension or material modification, other than modifications customarily implemented during the drug development process, of any preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the SEC Reports or the results of which are referred to in the SEC Reports.

(y)           Material Contracts.  The description of the Material Contracts, documents or other agreements contained in the SEC Reports (as the case may be) reflect in all material respects the terms of the underlying contract, document or other agreement.  Each such Material Contract, document or other agreement is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms.  The Company is not in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would result in a Material Adverse Effect.

(z)           Certain Fees.  Except for the fees paid to Jefferies & Company, Inc., Cowen & Company and RBC Capital Markets Corporation as a result of the transactions contemplated by this Agreement (the “Placement Agent Fees”) (which Placement Agent Fees are being paid by the Company), no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(aa)          No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its or its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(bb)          No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, neither the Company nor any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(cc)          Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market, except as set forth on Schedule 3.1(cc).  As of the date hereof, the Company is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market, except as set forth on Schedule 3.1(cc).

(dd)          Investment Company.  The Company is not required to be registered as, and is not an Affiliate of, and immediately following the First Unit Closing, Second Unit Closing or Common Equity Closing, as applicable, will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ee)          Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

(ff)           Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchasers’ purchase of the Securities.

(gg)          No Additional Agreements.  The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(hh)         Solvency.  After giving effect to the First Unit Closing, Second Unit Closing or Common Equity Closing, as applicable, including, without limitation, the expenses to be incurred by the Company in connection herewith, the Company will not be insolvent, left with unreasonably small capital with which to engage in its business or have incurred debts beyond its ability to pay such debts as they mature.

(ii)           Change of Control Benefits.  Neither the consummation of any Change of Control (either alone or in connection with any other event, including any termination of employment or service), will (i) result in any payment (including any bonus, golden parachute or severance payment) becoming due to any employee or consultant of the Company, (ii) result in any forgiveness of indebtedness owing by any employee or consultant of the Company to the Company or, to the Company’s Knowledge, owing by any employee  or consultant to any third party, (iii) materially increase the benefits payable by the Company, or (iv) result in any acceleration of the time of payment or vesting of any such benefits.

(jj)           Voting Agreements.  To the Company’s Knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of Capital Stock of the Company.

(kk)         Disclosure.  None of the Transaction Documents (including this Agreement) or the exhibits and schedules hereto or thereto (including this Agreement) contain any untrue statement of a material fact nor omit to state a material fact necessary in order to the make the statements contained therein, in light of the circumstances in which they are made, not misleading.

(ll)           Stockholder Approval.  No vote of the Company’s stockholders is required in connection with the issuance and sale of the Securities in the First Unit Closing or any of the other transactions contemplated by the Transaction Documents with respect to the First Unit Closing.

3.2           Representations and Warranties of the Purchasers.  Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof, and as of (A) the First Unit Closing Date, the Second Unit Closing Date and the Common Equity Closing Date, as applicable (expect for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Company as follows:

(a)           Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  To the extent that Purchaser is an entity, the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser.  Each of this Agreement and the Investor Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(b)           No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the Investor Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (to the extent an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)           Investment Intent.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Investor Rights Agreement, at all times to sell or otherwise dispose of any or all of the Warrant Shares or the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser (to the extent an entity) is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any Person; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)           Purchaser Status.  At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(e)           General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g)           Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(h)           Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby until the date hereof, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that has knowledge about the transactions contemplated by this Agreement.  Other than to other Persons who are parties to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(i)            Brokers and Finders.  Except for the Placement Agent Fees, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j)            Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.

(k)           Reliance on Exemptions.  Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l)            No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)          Regulation M.  Such Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchasers.

(n)           Residency.  Such Purchaser’s principal executive offices (or residence, in the case of a Purchaser that is an individual) are in the jurisdiction set forth immediately below Purchaser’s name on the applicable signature page attached hereto.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

25.

(o)           Complete Agreement.  No Purchaser has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws.  In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an Affiliate of a Purchaser, (iv) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the securities may be sold pursuant to such rule) or Rule 144A or (v) pursuant to Rule 144 following the applicable holding period, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer of any Securities other than Unrestricted Securities (as defined below), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Investor Rights Agreement.

(b)           Legends.  Each of the Warrants and the certificates evidencing the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, as applicable, until such time as they are not required under Section 4.1(c) (and a stock transfer order may be placed against transfer of the certificates for the Shares):

[NEITHER THESE SECURITIES NOR THE SECURITES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED]  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY ARTICLE IV OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH 31, 2009, BY AND AMONG SUNESIS PHARMACEUTICALS, INC. AND THE PURCHASERS IDENTIFIED ON THE SIGNATURE PAGES THERETO.

In addition, if any Purchaser is an Affiliate of the Company, the Warrants and the certificates evidencing the Shares issued to such Purchaser shall bear a customary “affiliates” legend.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(c)           Removal of Legends.  The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are sold or transferred pursuant to an effective Registration Statement covering the resale of such Securities by the Purchasers, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale without any restrictions under Rule 144 (any Securities meeting any of such criteria being referred to as “Unrestricted Securities”).  Following such time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days (or such shorter time as may in the future be required pursuant to applicable law or regulation for the settlement of trades in securities on the Principal Trading Market) following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed if so required by the Transfer Agent in the ordinary course of business, and otherwise in form necessary to affect the reissuance and/or transfer), deliver or cause to be delivered to the transferee of such Purchaser or such Purchaser, as applicable, a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1.  In lieu of delivering physical certificates, upon the written request of any Purchaser, the Company shall use its commercially reasonable efforts to transmit certificates for Securities subject to legend removal hereunder to such Purchaser by crediting the account of the transferee’s Purchaser’s prime broker with DTC through its Deposit Withdrawal Agent Commission (DWAC) system, or any successor system thereto.  The time periods for delivery and penalties described herein shall apply to the electronic transmittals described herein.  Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.  Each Purchaser agrees that the removal of the restrictive legend from any certificates representing Securities as set forth in this Section 4.1(c) above is predicated upon the Company’s reliance that such Purchaser would sell, transfer, assign, pledge, hypothecate or otherwise dispose of such Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(d)           Irrevocable Transfer Agent Instructions.  The Company shall execute and deliver irrevocable instructions to its Transfer Agent, which irrevocable instructions shall be acknowledged in writing by the Transfer Agent, in the form of Exhibit F attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith referred to in this Section 4.1(d) will be given by the Company to its transfer agent in connection with this Agreement, and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(e)           Acknowledgment.  Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer any of the Securities or any interest therein without complying with the requirements of the Securities Act.  While any Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in such Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that a Registration Statement registering the resale of any of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection (e), and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this paragraph.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.2           Reservation of Common Stock.  As of the First Unit Closing Date, the Company shall have taken all action necessary to authorize, and reserve for the purpose of issuance from and after the First Unit Closing, no less than the maximum number of shares of Common Stock issuable as Conversion Shares at the First Unit Closing, and issuable upon exercise of the Warrants issued at the First Unit Closing.  As of the Second Unit Closing Date, the Company shall have taken all action necessary to authorize, and reserve for the purpose of issuance from and after the Second Unit Closing, no less than the maximum number of shares of Common Stock issuable as Conversion Shares at the Second Unit Closing, and issuable upon exercise of the Warrants issued at the Second Unit Closing.  As of the Common Equity Closing Date, the Company shall have taken all action necessary to authorize, and reserve for the purpose of issuance at the Common Equity Closing, no less than the maximum number of shares of Common Stock issuable at the Common Equity Closing.

4.3           Furnishing of Information.  In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, commencing on the date hereof and ending at such time as all Purchasers can freely sell Securities without restriction under the Securities Act, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  During such period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.

4.4           Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser who requests a copy in writing promptly after such filing.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each of the First Unit Closing Date, the Second Unit Closing Date and the Common Equity Closing Date.

4.5           No Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.6           Securities Laws Disclosure; Publicity.  By 9:00 a.m., Eastern Time, on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (the “Press Release”) reasonably acceptable to the Lead Purchasers disclosing all material terms of the transactions contemplated hereby.  On or before 5:30 p.m., Eastern Time, on the fourth Trading Day following the execution of this Agreement (or such earlier time as required by law), the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the forms of Warrant and the Investor Rights Agreement)).  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), except that such Purchaser may disclose the terms to its financial, accounting, legal and other advisors.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.7           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Purchaser with any material, non-public information regarding the Company from and after the issuance of the Press Release without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

4.8           Indemnification.  In addition to the indemnity provided in the Investor Rights Agreement, the Company agrees to, jointly and severally, indemnify and hold each Purchaser and all of their respective directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such Purchaser, each Person who Controls a Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of their respective Affiliates, by any Person who is not an Affiliate of such Purchaser, with respect to any of transactions contemplated by the Transaction Documents (unless such action is based upon any agreements or understanding such Purchaser may have with any such Person or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence or willful misconduct).  The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to such Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, any violation by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence or willful misconduct.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 4.8 may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified matters incurred by the Purchaser Parties.

4.9           Listing of Securities.  In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Trading Market an additional shares listing application covering all of the Securities and shall use its commercially reasonable efforts to take all steps necessary to maintain, so long as any other shares of Common Stock shall be so listed, such listing.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.10           Dispositions and Confidentiality After the Date Hereof.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6 or (ii) this Agreement is terminated in full pursuant to Section 6.1 hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenants set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that has knowledge about the transactions contemplated by this Agreement.  Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

4.11         Preparation of Proxy Statement; Stockholders Meeting.

(a)           The Company shall use commercially reasonable efforts to prepare and file with the Commission, as soon as practicable after the First Unit Closing, and in no event later than May 31, 2009, a proxy statement (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of the Company in connection with the annual meeting of the Company’s stockholders (the “Stockholders’ Meeting”) for the purpose of obtaining the requisite vote of the Company’s stockholders to approve: (i) the sale and issuance of the Units at the Second Unit Closing, including the issuance of the Unit Shares, the Warrants and the Warrant Shares to be sold in such Closing; (ii) the expiration of the Warrant Exercise Cap; (iii) the amendments to the Company’s Amended and Restated Certificate of Incorporation described on Exhibit I hereto and (iv) the sale and issuance of the Common Equity Shares at the Common Equity Closing, as well as other matters contemplated by the Transaction Documents or otherwise in the ordinary course of the Company’s business and acceptable to the Lead Purchasers, which requisite vote shall be obtained in accordance with the rules of the Principal Trading Market, the provisions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, and the requirements of the DGCL (collectively, items (i)-(iv) above being the “Transaction Stockholder Approval Matters”).  The Company shall provide the Lead Purchasers a draft of the Proxy Statement (including any amendments or supplements thereto) at least five (5) Business Days prior to filing thereof (and copies of each subsequent draft thereof), and the Company shall give reasonable consideration to any comments by the Lead Purchasers and their counsel to such Proxy Statement prior to filing with the Commission or distribution to the Company’s stockholders. The information supplied by the Company for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company’s stockholders and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders’ Meeting which has become false or misleading.  The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.  If at any time prior to the Stockholders’ Meeting, any event or information should be discovered by the Company which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform the Lead Purchasers.  Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any written information supplied by the Purchasers and relating to the Purchasers for use in the Proxy Statement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(b)           The Company shall use its commercially reasonable efforts to have the Proxy Statement cleared by the Commission and its staff under the Exchange Act as promptly as practicable after such filing.  The Company shall cause the Proxy Statement to be mailed to holders of Common Stock as promptly as practicable after the Proxy Statement is cleared by the Commission.  Without limiting any other provision herein, the Proxy Statement will contain such information and disclosure so that the Proxy Statement conforms in all material respects to the requirements of the Exchange Act.

(c)           The Company shall promptly notify the Lead Purchasers of the receipt of any comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply the Lead Purchasers with copies of all correspondence between the Company or any of its representatives and the Commission or its staff.

(d)           If at any time prior to the Stockholders’ Meeting there shall occur any event with respect to the Company, or with respect to other information supplied by the Company for inclusion in the Proxy Statement, which event is required to be described in an amendment of or a supplement to the Proxy Statement, such event shall be so described, and such amendment or supplement shall be promptly filed with the Commission and, as required by applicable law, rule or regulation, disseminated to the stockholders of the Company.

(e)           The Company shall duly call, give notice of, convene and hold the Stockholders’ Meeting for the purpose of seeking the Stockholder Approval.  The Stockholders’ Meeting shall be held no later than June 30, 2009; provided, that if the Company does not hold the Stockholders’ Meeting by such date, then it shall exercise all reasonable efforts to promptly convene a special meeting of the Company’s Stockholders to consider and approve the Transaction Stockholder Approval Matters.

(f)           The Proxy Statement shall include a statement to the effect that the Board unanimously (of those voting) recommends that the Company’s stockholders give the Stockholder Approval (the “Board Recommendation”), and, except to the extent that the Board shall have withdrawn or modified the Board Recommendation in accordance with this Agreement, the Board Recommendation shall not be withdrawn or modified in a manner adverse to the Purchasers, and no resolution by the Board or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to the Purchasers shall be adopted or proposed.

(g)           Each Purchaser covenants and represents, severally and not jointly, that: (A) the information supplied by such Purchaser for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company’s stockholders and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, and (B) if at any time prior to the Stockholders’ Meeting, any event or information should be discovered by such Purchaser which should be set forth in a supplement to the Proxy Statement, such Purchaser shall promptly inform the Company of the same.  Notwithstanding the foregoing, no Purchaser makes any representation or warranty with respect to any information supplied by the Company which is contained in the Proxy Statement.

4.12           No Shop Agreement.  Until the earlier to occur of (i) the First Unit Closing or (ii) a valid termination of this Agreement pursuant to Article VI hereof, the Company will not, and will not cause nor permit any of its Affiliates or any of its or their officers, directors, stockholders, employees, agents or representatives to, directly or indirectly:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(a)           negotiate, authorize, recommend, enter into or propose to enter into, with any Person other than Persons designated by mutual agreement of the Company and the Lead Purchasers, any transaction involving (directly or indirectly) an issuance, sale or acquisition of any Capital Stock of the Company (other than (i) the issuance of Securities pursuant to the Transaction Documents, (ii) employee, director and consultant stock option grants consistent with past custom and practice and (iii) shares of Common Stock issued upon the exercise of (A) warrants in existence as of the date hereof or (B) stock options granted to employees, directors or consultants of the Company and that are either in existence as of the date hereof or that have been granted consistent with past custom and practice), a sale, lease or other conveyance of a substantial portion of the business or assets of the Company, or any merger, recapitalization, business combination, strategic alliance, joint venture or similar transaction involving the Company (a “Competing Transaction”);

(b)           continue to engage in any pending discussions or negotiations with any third party concerning any previously proposed Competing Transaction;

(c)           knowingly encourage, solicit or initiate discussions, negotiations or submissions of proposals, indications of interest or offers in respect of a Competing Transaction; or

(d)           knowingly furnish or cause to be furnished to any person any information in furtherance of a Competing Transaction.

Notwithstanding the foregoing, nothing contained in this Agreement shall prevent the Company or the Board from (A) providing information in response to a request therefor by a person who has made an unsolicited bona fide written proposal for a Competing Transaction; (B) engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written proposal for a Competing Transaction; or (C) withdrawing the Board Recommendation or modifying the Board Recommendation in a manner adverse to the Purchasers (any such action, a “Change in Recommendation”); (D) terminating this Agreement pursuant to and subject to the terms of Article VI hereof, and/or (E) taking any action that any court of competent jurisdiction orders the Company or the Board to take, if and only to the extent that, (i) in each such case referred to in clause (B) (to the extent that activities exceed such level of discussion as is reasonably necessary to obtain sufficient information to assess the likely value of such proposal) or (C) above, the failure to take such action would be reasonably likely to result in a breach of the Board’s fiduciary duties under applicable law, (ii) in each such case referred to in clause (A) or (B) above, the Board also determines in good faith that such proposed Competing Transaction constitutes or would reasonably be expected to lead to a Superior Proposal, and (iii) in the case referred to in clauses (C) or (D) above, (x) the Board has given the Purchasers five (5) Business Days’ prior written notice of its intention to take such action, (y) the Board has considered any changes to this Agreement (if any) proposed by the Purchasers, and (z) if such action is in connection with a Superior Proposal, the Board has determined in good faith and by a majority vote of the Board, after consultation with the Company’s outside legal counsel, that any applicable unsolicited proposal remains a Superior Proposal even after the changes proposed by any of the Purchasers (if any).  Nothing contained in this Agreement shall prevent the Company or the Board from complying with its disclosure obligations under Rule 14d-9 or 14e-2 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with regard to a proposed Competing Transaction.  If the Company receives any inquiry, proposal, indication of interest or offer with respect to a Competing Transaction, the Company will promptly notify the Lead Purchasers of the same, which notice shall identify the Person or Persons making such inquiry, proposal, indication of interest or offer and shall summarize the terms thereof in reasonable detail.

4.13           Use of Proceeds.  Unless otherwise approved in writing by the Majority Purchasers, the Company shall not use any proceeds from the sale of the Securities hereunder other than for working capital and general corporate purposes.

4.14           Section 16.  Prior to any of the Second Unit Closing, the Common Equity Closing or a closing of an Alternate Common Stock Financing, to the extent permissable under applicable law, the Company shall cause the Board to take such action necessary or advisable to exempt from the provisions of Section 16(b) of the Exchange Act, including by virtue or Rule 16b-3(d) thereunder, the acquisition of securities at such closing by any Purchaser who at that time may be deemed to be a director of the Company through any theory of director-by-deputization.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ARTICLE V.
CONDITIONS PRECEDENT TO CLOSINGS

5.1           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities at the First Unit Closing. The obligation of each Purchaser to purchase Units at the First Unit Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the First Unit Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the First Unit Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct as of such date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the First Unit Closing.

(c)           No Legal Restraint.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction (collectively, a “Legal Restraint”) that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the First Unit Closing (including, without limitation, all Required Approvals (other than the Stockholder Approval, which is not applicable to the First Unit Closing) and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f)           Compliance Certificate.  The Company shall have delivered to each Purchaser a certificate, dated as of the First Unit Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b), (d) and (e) in substantially the form attached hereto as Exhibit H.

(g)           Employee Retention Plan.  The Company shall have adopted an Employee Retention Plan on substantially the terms set forth on Exhibit J hereto, including the modifications to existing arrangements described therein, and the parties to the existing arrangements shall have agreed to modify such arrangements as may be required by the terms of the Employee Retention Plan.

(h)           Board of Directors.  Upon the First Unit Closing, the authorized size of the Board shall be eight (8) members, of which three (3) members shall be designated by the Purchasers pursuant to the Investor Rights Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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5.2           Conditions Precedent to the Obligations of the Company to Sell Securities at the First Unit Closing.  The Company's obligation to sell and issue the Units to each Purchaser at the First Unit Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the First Unit Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the First Unit Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall have been true and correct as of such date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the First Unit Closing Date.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the First Unit Closing (including, without limitation, all Required Approvals, other than the Stockholder Approval, and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchaser Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(e).

5.3           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities at the Second Unit Closing.  The obligation of each Purchaser to acquire the Units at the Second Unit Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Second Unit Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Second Unit Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Second Unit Closing.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the Second Unit Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(b).

(f)           First Unit Closing.  The First Unit Closing shall have occurred.

(g)           Compliance Certificate.  The Company shall have delivered to such Purchaser a certificate, dated as of the Second Unit Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.3(a), (b), (d) and (e) in the form attached hereto as Exhibit H.

(h)           Board of Directors.  Upon the Second Unit Closing, the authorized size of the Board shall be nine (9) members, of which five (5) members shall be designated by the Purchasers to the extent provided by the Investor Rights Agreement.

(i)           Solvency.  After giving effect to the Second Unit Closing, the Company is not insolvent, does not have unreasonably small capital with which to engage in its business or have incurred debts beyond its ability to pay such debts as they mature, and as of the Second Unit Closing, the Board has no plan or intention to commence a process to liquidate or wind down the Company, or a reasonable basis to believe that such a process would be commenced immediately following the Second Unit Closing.

5.4           Conditions Precedent to the Obligations of the Company to sell Securities at the Second Unit Closing.  The Company's obligation to sell and issue the Units at the Second Unit Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Second Unit Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Second Unit Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Second Unit Closing Date.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units at the Second Unit Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(e)           Purchaser Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(e).

5.5           Conditions Precedent to the Obligations of the Purchasers to Purchase Common Stock at the Common Equity Closing. The obligation of each Purchaser to acquire the Common Stock at the Common Equity Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Common Equity Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Common Equity Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Common Equity Closing.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Common Stock at the Common Equity Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Filing of Certificate of Amendment.  A Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (or, in lieu thereof, a new Amended and Restated Certificate of Incorporation) containing the amendments to the Company’s Amended and Restated Certificate of Incorporation described on Exhibit I hereto (the “Charter Amendment”) shall have been duly filed by the Company with the Secretary of State of the State of Delaware in accordance with the DGCL, and the Purchasers shall have received evidence of such filing in form and substance reasonably satisfactory to the Purchasers.

(f)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(c).

(g)           First Unit Closing.  The First Unit Closing shall have occurred.

(h)           Compliance Certificate.  The Company shall have delivered to such Purchaser a certificate, dated as of the Common Equity Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.5(a), (b), (d), (e) and (f) in the form attached hereto as Exhibit H.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

36.

(i)           Board of Directors.  Upon the Common Equity Closing, the authorized size of the Board shall be nine (9) members, of which five (5) members shall be designated by the Purchasers to the extent required by the Investor Rights Agreement.

5.6           Conditions Precedent to the Obligations of the Company to Sell Common Stock at the Common Equity Closing.  The Company's obligation to sell and issue the Common Stock at the Common Equity Closing to each Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Common Equity Closing Date of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties.  The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct in all material respects as of the date when made, and as of the Common Equity Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date, which shall have been true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date.

(b)           Performance.  Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Common Equity Closing Date.

(c)           No Legal Restraint.  No Legal Restraint shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that remains in effect and prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)           Consents and Approvals.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Common Stock at the Common Equity Closing (including, without limitation, all Required Approvals and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

(e)           Purchaser Deliverables.  Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(e).

ARTICLE VI.
TERMINATION

6.1           Termination Prior to the First Unit Closing.  This Agreement and the purchase and sale of the Units at the First Unit Closing may be terminated at any time following the Execution Date and prior to the First Unit Closing:

(a)           by mutual written consent of the Company and the Majority Purchasers;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

37.

(b)           by the Lead Purchasers or the Company, if (i) the First Unit Closing shall not have been consummated on or prior to April 30, 2009 or such other date, if any, as the Lead Purchasers and the Company may agree in writing; or (ii) any Legal Restraint (which Legal Restraint the parties hereto shall have used all commercially reasonable efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting consummation of the First Unit Closing shall become final and non-appealable, provided that the right to terminate this Agreement pursuant to this Section 6.1(b) shall not be available to any party hereto whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, with respect to clauses (i) above, the failure of the First Unit Closing to be consummated or, with respect to clause (ii) above, such Legal Restraint having been issued; or

(c)           by the Company, if the Board authorizes the Company, subject to complying with the terms of this Agreement, to accept (or to enter into a written agreement for a transaction constituting) a Superior Proposal, provided that (i) the Company notifies each Purchaser, in writing and at least five (5) Business Days prior to such termination, of its intention to terminate this Agreement to accept (or to enter into a written agreement for a transaction constituting) a Superior Proposal; and (ii) the Purchasers do not make prior to such termination a binding, unconditional offer that the Board determines, in good faith after consultation with its financial advisor, is at least as favorable to the stockholders of the Company as such Superior Proposal, it being understood that the Company shall not enter into any such binding agreement during such five (5) Business Day period.

6.2           Effect of Termination.

(a)           In the event that this Agreement is validly terminated as provided herein, then neither the Company nor the Purchasers shall have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom; provided, however, that nothing in this Section 6.2 shall be deemed to release any party from any liability for any willful breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.  In the event that this Agreement is validly terminated as provided herein, the Company shall promptly notify all non-terminating Purchasers.

(b)           The provisions of Article I (Definitions), Section 4.8 (Indemnification), this Section 6.2, and Article VII (Miscellaneous) shall survive any termination of this Agreement pursuant to Section 6.1 hereof.

ARTICLE VII.

MISCELLANEOUS

7.1           Fees and Expenses.  The Company shall reimburse the Lead Purchasers for all reasonable legal fees and expenses incurred in connection with the Lead Purchasers’ negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents (and any amendments, modifications or waivers thereto), provided that the Company shall not be required to reimburse such fees and expenses in excess of two hundred thousand dollars ($200,000.00) in the aggregate, unless a higher amount is mutually agreed to by the Company and the Lead Purchasers in writing.  The Company shall also reimburse the Lead Purchasers for all reasonable legal fees and expenses incurred in connection with their participation and investment in the Common Equity Closing or an Alternative Common Stock Financing, as the case may be, provided that the Company shall not be required to reimburse such fees and expenses in excess of one hundred thousand dollars ($100,000.00) in the aggregate, unless a higher amount is mutually agreed to by the Company and the Lead Purchasers in writing.  Subject to the foregoing limitations, such fees and expenses shall be reimbursed by the Company within ten (10) days following receipt of a written invoice documenting in reasonable detail such fees and expenses of the Lead Purchasers.  Except as provided above, the Company and the Purchasers shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers, and shall pay the Placement Agent Fees and any other placement agent fees in connection with the transactions contemplated by this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.2           Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 7.3 prior to 5:00 p.m., Pacific Time, on a Trading Day, except in the event that the recipient is located outside the United States, in which case notice shall be deemed given and effective on the next Trading Day after the date of transmission, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., Pacific Time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or in the event the recipient is located outside the United States, five (5) Trading Days following the date of mailing, if sent by internationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

(a)          If to the Company:

Sunesis Pharmaceuticals, Inc.
395 Oyster Point Boulevard, Suite 400
South San Francisco, CA 94080
Telephone No.: (650) 266-3500
Facsimile No.:  (650) 266-3530
Attention:  Chief Financial Officer

With a copy to (which shall not constitute notice):

Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306-2155
Telephone No.:  (650) 843-5180
Facsimile No.:  (650) 849-7400
Attention:  Suzanne Sawochka Hooper, Esq.

(b)          If to a Purchaser:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

39.

To the address set forth under such Purchaser’s name on the signature page hereof.

(c)           If to the Lead Purchasers:

Bay City Capital L.P.
750 Battery Street, Suite 400
San Francisco, CA 94111
Telephone No.:  (415) 676-3830
Facsimile No.:  (415) 837-0503
Attention:  Dayton Misfeldt

Alta Partners
One Embarcadero Center
37th Floor
San Francisco, CA  94111
Telephone No: (415) 362-4022
Facsimile No.: (415) 362-6178
Attention:  Hilary Strain

With a copy to (which shall not constitute notice):

Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Telephone No.:  (650) 328-4600
Facsimile No.:  (650) 463-2600
Attention:  Alan C. Mendelson, Esq.
Linda J. Lorenat, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7.4           Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  Each Purchaser acknowledges that the Purchaser or Purchasers  holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares have the power to bind all of the Purchasers.

7.5           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.6           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers holding or having the right to acquire, at the time of such consent to assignment, at least a majority-in-interest of the total Unit Shares.  Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”  In addition, any Purchaser may assign its rights or obligations to purchase the Securities that the Purchaser has agreed to purchase at each Closing, in whole or part, to an Affiliate, subject to the written consent of the Company and the Majority Purchasers, which consent shall not be unreasonably withheld.

7.7           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Placement Agent shall be entitled to rely on Sections 3.1 and 3.2 hereof.

7.8           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.    Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR AGENT AND THE PURCHASERS ENTERING INTO THIS AGREEMENT.

7.9           Survival.  The representations and warranties contained herein shall survive each of the First Unit Closing, the Second Unit Closing and Common Equity Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities.  The agreements and covenants contained herein shall survive for the applicable statute of limitations.

7.10           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

41.

7.11          Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.12          Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and, with respect to Shares, the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

7.13          Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.14          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

7.15          Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document.  The decision of each Purchaser to purchase and/or acquire Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents.  The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Securities purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

42.

7.16           Waiver of Conflicts.  Each party to this Agreement acknowledges that Company Counsel, outside general counsel to the Company, has in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Financing.  The applicable rules of professional conduct require that Company Counsel inform the parties hereunder of this representation and obtain their consent.  Company Counsel has served as outside general counsel to the Company and has negotiated the terms of the Financing solely on behalf of the Company.  The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Financing, Company Counsel has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Company Counsel’s representation of the Company in the Financing.

 {Signature Pages Follow}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

43.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

COMPANY:

Sunesis Pharmaceuticals, Inc.

By:	/s/ D. N. Swisher Jr.
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}
{SIGNATURE PAGES FOR PURCHASERS FOLLOW}

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Alta Biopharma Partners III, L.P.
By: Alta Biopharma Management III, LLC

By:	/s/ Edward Hurwitz
Name:	Ed Hurwitz
Title:	Director

First Unit Closing Subscription Amount:	$1,052,777

Second Unit Closing Subscription Amount:	$526,389

Common Equity Closing Subscription Amount:	$3,000,414

Tax ID No.:	[ * ]

Address for Notice:

One Embarcadero Center
37th Floor
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ________________________________________

Street:   _____________________________________

City/State/Zip: _______________________________

Attention: ___________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Alta Biopharma Partners III GmbH & Co. Beteilgungs KG
By: Alta Biopharma Management, LLC

By:	/s/ Edward Hurwitz
Name:	Ed Hurwitz
Title:	Director

First Unit Closing Subscription Amount:	$70,703

Second Unit Closing Subscription Amount:	$35,352

Common Equity Closing Subscription Amount:	$201,505

Tax ID No.:	[ * ]

Address for Notice:

One Embarcadero Center
37th Floor
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: ________________________________

Telephone No.: ____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Alta Embarcadero Biopharma Partners III, LLC

By:	/s/ Edward Hurwitz
Name:	Ed Hurwitz
Title:	Manager

First Unit Closing Subscription Amount:	$25,945

Second Unit Closing Subscription Amount:	$12,972

Common Equity Closing Subscription Amount:	$73,943

Tax ID No.:	[ * ]

Address for Notice:

One Embarcadero Center
37th Floor
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: ________________________________

Telephone No.: ____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Bay City Capital Fund V, L.P.
By: Bay City Capital LLC, its Manager

By:	/s/ Fred Craves
Name:	Fred Craves
Title:	Managing Director

First Unit Closing Subscription Amount:	$2,255,862

Second Unit Closing Subscription Amount:	$1,127,931

Common Equity Closing Subscription Amount:	$6,429,207

Tax ID No.:	[ * ]

Address for Notice:

750 Battery St., #400
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: ________________________________

Telephone No.: ____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Bay City Capital Fund V Co-Investment Fund, L.P.
By: Bay City Capital Management V LLC, its General Partner
By: Bay City Capital LLC, its Manager

By:	/s/ Fred Craves
Name:	Fred Craves
Title:	Managing Director

First Unit Closing Subscription Amount:	$42,989

Second Unit Closing Subscription Amount:	$21,494

Common Equity Closing Subscription Amount:	$122,517

Tax ID No.:	[ * ]

Address for Notice:

750 Battery St., #400
San Francisco, CA 94111

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  ______________________________________

Street:   ___________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Telephone No.: _____________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Opus Point Healthcare Value Fund, L.P.

By:	/s/ Michael Weiss
Name:	Michael S. Weiss
Title:	Manager, Opus Point Healthcare Fund Management, LLC
Investment Manager to the Fund

First Unit Closing Subscription Amount:	$57,471.50

Second Unit Closing Subscription Amount:	$28,735.50

Common Equity Closing Subscription Amount:	$163,793

Tax ID No.:	[ * ]

Address for Notice:

300 E 77th Street
Ste. 7B
New York, NY 10075

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Opus Point Healthcare (Low Net) Fund, L.P.

By:	/s/ Michael Weiss
Name:	Michael S. Weiss
Title:	Manager, Opus Point Healthcare Fund Management, LLC
Investment Manager to the Fund

First Unit Closing Subscription Amount:	$57,471.50

Second Unit Closing Subscription Amount:	$28,735.50

Common Equity Closing Subscription Amount:	$163,793

Tax ID No.:	[ * ]

Address for Notice:

300 E 77th Street
Ste. 7B
New York, NY 10075

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Merlin Nexus III, LP

By:	/s/ Dominique Selmon
Name:	Dominique Selmon
Title:	Managing Partner

First Unit Closing Subscription Amount:	$689,655

Second Unit Closing Subscription Amount:	$344,828

Common Equity Closing Subscription Amount:	$1,965,517

Tax ID No.:	[ * ]

Address for Notice:

230 Park Ave. Ste. 928
New York, NY 10169

Telephone No.:	[ * ]

Facsimile No.:

Attention:

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Nexus Gemini, LP

By:	/s/ Dominique Selmon
Name:	Dominique Selmon
Title:	Managing Partner

First Unit Closing Subscription Amount:	$482,759

Second Unit Closing Subscription Amount:	$241,379

Common Equity Closing Subscription Amount:	$1,375,862

Tax ID No.:	[ * ]

Address for Notice:

230 Park Ave. Ste. 928
New York, NY 10169

Telephone No.:	[ * ]

Facsimile No.:

Attention:

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Growth Equity Opportunities Fund, LLC
By: New Enterprise Associates 12, L.P., its sole Member
By: NEA Partners 12, L.P., its General Partner
By: NEA 12 GP, LLC, its General Partner

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	Manager

First Unit Closing Subscription Amount:	$2,298,851

Second Unit Closing Subscription Amount:	$1,149,425

Common Equity Closing Subscription Amount:	$6,551,724

Tax ID No.:	[ * ]

Address for Notice:

119 St. Paul Street
Baltimore, MD
21202

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Caxton Advantage Life Sciences Fund, L.P.
By: Caxton Advantage Venture Partners, L.P.,
its Managing General Partner

By:	/s/ Eric W. Roberts
Name:	Eric W. Roberts
Title:	Managing Director

First Unit Closing Subscription Amount:	$574,713

Second Unit Closing Subscription Amount:	$287,356

Common Equity Closing Subscription Amount:	$1,637,931

Tax ID No.:	[ * ]
Address for Notice:

500 Park Avenue
New York, NY 10022

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	ONC General Partner Limited as General Partner of
ONC Partners, LP

By:	/s/ M. Paul
Name:	Martin Paul
Title:	Director

First Unit Closing Subscription Amount:	$1,149,425

Second Unit Closing Subscription Amount:	$574,713

Common Equity Closing Subscription Amount:	$3,275,862

Tax ID No.:	[ * ]

Address for Notice:

26 New Street
St. Helen
Jersey, JE4 8PP

Telephone No.:	[ * ]

Facsimile No.:	[ * ]

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:   ____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Vision Opportunity Master Fund, Ltd.

By:	/s/ Adam Benowitz
Name:	Adam Benowitz
Title:	Director

First Unit Closing Subscription Amount:	$689,655

Second Unit Closing Subscription Amount:	$344,828

Common Equity Closing Subscription Amount:	$1,965,517

Tax ID No.:	[ * ]

Prinicipal Executive Office:

c/o Citi Hedge Fund Services (Cayman) Limited P.O. Box 1748
Cayman Corporate Centre
27 Hospital Road, 5th Floor
Grand Cayman KY1-1109
Cayman Islands

Address for Notice:
c/o Vision Capital Advisors, LLC
Attn: [ * ] OR General Counsel
20 West 55th Street, 5th Floor
New York, NY 10019 USA

Telephone No.:	[ * ]
Facsimile No.:	[ * ]
Attention:	[ * ] OR General Counsel

Delivery Instructions:
(if different than above)
Vision Capital Advisors, LLC
c/o  _Jefferies & Co.___________________________
Street:__520 Madison Ave., Floor 12_______________
City/State/Zip:   New York, NY  10022______________
Attention:  _[ * ]______________________________
Telephone No.: __[ * ]_________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Swisher Revocable Trust

By:	/s/ Daniel N. Swisher (trustee)
Name:	Daniel N. Swisher, Jr.
Title:	CEO

First Unit Closing Subscription Amount:	$45,977

Second Unit Closing Subscription Amount:	$22,989

Common Equity Closing Subscription Amount:	$131,034

Tax ID No.:	[ * ]

Address for Notice:

10 Redberry Ridge
Portola Valley, CA 94028

Telephone No.:	[ * ]

Facsimile No.:

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:_____________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Bjerkholt/Hahn Family Trust

By:	/s/ Eric Bjerkholt
Name:	Eric Bjerkholt
Title:

First Unit Closing Subscription Amount:	$22,989

Second Unit Closing Subscription Amount:	$11,494

Common Equity Closing Subscription Amount:	$65,517

Tax ID No.:	[ * ]

Address for Notice:

1130 Shattuck Ave.
Berkeley, CA 94707

Telephone No.:	[ * ]

Facsimile No.:

Attention:	[ * ]

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:_1130 Shattuck Ave.______________________

City/State/Zip: _Berkeley, CA  94707_______________

Attention: __[ * ]_____________________________

Telephone No.: __[ * ]__________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.

IN WITNESS WHEREOF, each of the parties hereto has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NAME OF PURCHASER:	Steven Blake Ketchum

By:	/s/ Steven Blake Ketchum
Name:	Steven Blake Ketchum
Title:

First Unit Closing Subscription Amount:	$22,989

Second Unit Closing Subscription Amount:	$11,494

Common Equity Closing Subscription Amount:	$65,517

Tax ID No.:	[ * ]

Address for Notice:

49 Canoe Brook Lane
Far Hills, NJ 07931-2808

Telephone No.:	[ * ]

Facsimile No.:

Attention:

Delivery Instructions:
(if different than above)

c/o  _______________________________________

Street:______________________________________

City/State/Zip: _______________________________

Attention: __________________________________

Telephone No.: ______________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.

EXHIBIT LIST:

Exhibit A:	Form of Certificate of Designation
Exhibit B:	Form of Warrant
Exhibit C:	Form of Investor Rights Agreement
Exhibit D:	Stock Certificate Questionnaire
Exhibit E-1:	Form of Opinion of Company Counsel (First Unit Closing and Second Unit Closing)
Exhibit E-2:	Form of Opinion of Company Counsel (Common Equity Closing)
Exhibit F:	Irrevocable Transfer Agent Instructions
Exhibit G:	Form of Secretary’s Certificate
Exhibit H:	Form of Officer’s Certificate
Exhibit I:	Description of Charter Amendments
Exhibit J:	Terms of Employee Retention Plan
Schedule I:	Purchaser Subscription Amounts

EXHIBIT A

CERTIFICATE OF DESIGNATION
OF THE SERIES A PREFERRED STOCK
OF
SUNESIS PHARMACEUTICALS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned, Daniel N. Swisher, Jr., hereby certifies that:

ONE:         The name of this corporation is Sunesis Pharmaceuticals, Inc. (the “Company” or the “Corporation”) and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware is February 10, 1998.

TWO:       He is the duly elected and acting President and Chief Executive Officer of this Corporation.

THREE:       The Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on September 14, 2005 (the “Restated Certificate”) authorizes a class of stock designated Preferred Stock (the “Preferred Stock”), comprising five million (5,000,000) shares, and provides that such Preferred Stock may be issued from time to time in one or more series, and vests authority in the Board of Directors of the Company (the “Board of Directors”) to fix or alter the powers, preferences, rights, restrictions and other matters granted to or imposed upon any wholly unissued series of the Preferred Stock.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1

FOUR:          Pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware and the authority vested in the Board of Directors by the Restated Certificate, the Board of Directors does hereby provide for the creation of one series of the Preferred Stock, one hundredth of one cent ($0.0001) par value per share, of the Company, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Restated Certificate, does hereby fix the same as follows:

A.            Series A Preferred Stock.  Five million (5,000,000) of the authorized shares of Preferred Stock are hereby designated “Series A Preferred Stock” (the “Series A Preferred”). The powers, preferences, rights, restrictions and other matters relating to the Series A Preferred are as follows:

1.           Dividend Rights.  The holders of the shares of Series A Preferred shall be entitled to participate, when, as and if declared by the Board of Directors out of funds legally available for the purpose, on an as-converted basis with respect to any dividends payable to the holders of Common Stock.

2.           Voting Rights.

a.           General Rights.  Except as otherwise provided herein or as required by law, the Series A Preferred shall vote together with the shares of Common Stock on all matters and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series A Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series A Preferred are convertible (pursuant to Section 4 hereof) as of the close of business on the record date fixed for such meeting or the effective date of such written consent.

b.           Separate Vote of Series A Preferred. For so long as at least two hundred and fifty thousand (250,000) shares of Series A Preferred (subject to adjustment for any stock split, reverse stock split or other similar event affecting the Series A Preferred after the filing date hereof) remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority of the outstanding Series A Preferred (the “Requisite Holders”) shall be necessary for effecting or validating the following actions (whether by merger, recapitalization or otherwise):

(i)           Any Change of Control (as defined in Section 3 below);

(ii)          Any declaration or payment of dividends on the Company’s capital stock;

(iii)         Any distribution of cash, securities or other property of the Company to any of its security holders, other than in the ordinary course of business consistent with past practice;

(iv)          Any redemption of securities of the Company;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(v)           Any amendment of the Company’s Certificate of Incorporation or Bylaws;

(vi)          Any voluntary liquidation, dissolution or winding up of the Company;

(vii)        Any creation (by reclassification or otherwise) or authorization of a new class or series of shares having rights, preferences or privileges senior to or on parity with the Series A Preferred;

(viii)       Any issuance of Common Stock (a “Common Stock Financing”); provided, however, that no consent of the Series A Preferred shall be required pursuant to this paragraph (viii) for the Common Equity Closing (as such term is defined in that certain Securities Purchase Agreement, dated March 31, 2009, by and between the Company and the other parties thereto (as amended from time to time, the “Purchase Agreement”)) and the other transactions contemplated by the Purchase Agreement; and provided, further, that no consent of the Series A Preferred shall be required under this paragraph (viii) for any Common Stock Financing that (A) provides aggregate gross cash proceeds to the Company equal to or greater than the Minimum Aggregate Common Equity Subscription Amount (as such term is defined in the Purchase Agreement) and (B) has a purchase price per share of Common Stock equal to or greater than $0.44 per share, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like; notwithstanding the foregoing, this paragraph (viii) shall automatically terminate and be of no force or effect upon the earlier of (I) receipt by the Company of the Non-Participation Notice (as such term is defined in the Purchase Agreement), (II) January 15, 2010, if the Cash Balance Notice (as such term is defined in the Purchase Agreement) reflects a Cash (as such term is defined in the Purchase Agreement) balance of less than $4.0 million as of January 8, 2010 and no Purchaser Put Notice (as such term is defined in the Purchase Agreement) is delivered to the Company on or before January 15, 2010, (III) December 31, 2010, if no Cash Balance Notice delivered prior to such date reflects a Cash balance less than $4.0 million, and (IV) five (5) Trading Days following the delivery to the Lead Purchasers (as such term is defined in the Purchase Agreement) of a Cash Balance Notice reflecting a Cash balance of the Company of less than $4.0 million and no Purchaser Put Notice is delivered.

(ix)         Any issuance of shares of capital stock of the Company, other than a Common Stock Financing or pursuant to the Purchase Agreement, incurrence of indebtedness (whether or not convertible into shares of capital stock of the Company) or grant of any security interest in the Company (or any subsidiary thereof) or their respective assets;

(x)          Any increase or decrease in the authorized number of shares of Series A Preferred; or

(xi)         Any amendment of the rights, preferences or privileges of the Series A Preferred.

3.           Liquidation Rights.

a.            Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series A Preferred shall be entitled to be paid out of the assets of the Company legally available for distribution, or the consideration received in such transaction, an amount per share of Series A Preferred equal to $10.35 plus all declared and unpaid dividends on such Series A Preferred for each share of Series A Preferred held by them (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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b.            After the payment of the full liquidation preference of the Series A Preferred as set forth in Section 3(a) above, the remaining assets of the Company legally available for distribution (or the consideration received in such transaction), if any, shall be distributed ratably to the holders of the Common Stock.

c.            Unless otherwise waived by the Requisite Holders at such time as a Change of Control is approved pursuant to Section 2(b) above, a Change of Control shall be deemed a liquidation for purposes of this Section 3. A “Change of Control” shall mean and consist of any of the following events:

(i)          Any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred other than the sale of equity securities issued pursuant to the Purchase Agreement (an “Acquisition”); or

(ii)         A sale, exclusive license or exclusive partnering (in either case, on a worldwide or regional basis) of a majority or more of the assets of the Company (an “Asset Transfer”).

d.            In any of such events specified in Section 3(c), if the consideration received by Company is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors.  Any securities shall be valued as follows:

(i)          Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(a)           If traded on a securities exchange or through the NASDAQ Global Market, NYSE or other national stock exchange quotation system, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing;

(b)           If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(c)           If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(ii)         The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(a), (b) or (c) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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e.            If, upon any such liquidation, dissolution, or winding up, the assets of the Company (or the consideration received in such transaction) shall be insufficient to make payment in full to all holders of Series A Preferred of the liquidation preference set forth in Section 3(a) above, then such assets (or consideration) shall be distributed among the holders of Series A Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled with respect to their shares of Series A Preferred, and, immediately following any such distribution, the Series A Preferred shall be cancelled.

4.           Conversion Rights.

The holders of the Series A Preferred shall have the following rights with respect to the conversion of the Series A Preferred into shares of Common Stock (the “Conversion Rights”):

a.            Optional Conversion.  Subject to and in compliance with the provisions of this Section 4, any shares of Series A Preferred may, at the option of the holder, be converted at any time after the “Convertibility Date” into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the “Series A Preferred Conversion Rate” then in effect (determined as provided in Section 4(b)) by the number of shares of Series A Preferred being converted.  The “Convertibility Date” shall be the earliest to occur of (i) one day following the closing of an Alternative Common Stock Financing (each such term as defined in the Purchase Agreement) or (ii) January 24, 2011.

b.            Series A Preferred Conversion Rate.  The conversion rate in effect at any time for conversion of the Series A Preferred (the “Series A Preferred Conversion Rate”) shall be the quotient obtained by dividing the Original Issue Price by the “Series A Preferred Conversion Price,” calculated as provided in Section 4(c); provided, however, that in the event of a Special Mandatory Conversion (as defined below), the Series A Preferred Conversion Rate shall be as set forth in Section 4(m)(i) below.   The “Original Issue Price” of the Series A Preferred shall be $2.20 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof).

c.            Series A Preferred Conversion Price.  The conversion price for the Series A Preferred shall initially be equal to $0.22 (the “Series A Preferred Conversion Price”).  Such initial Series A Preferred Conversion Price shall be adjusted from time to time in accordance with this Section 4.  All references to the Series A Preferred Conversion Price herein shall mean the Series A Preferred Conversion Price as so adjusted.

d.            Mechanics of Conversion.  Each holder of Series A Preferred who desires to convert the same into shares of Common Stock pursuant to this Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same.  Such notice shall state the number of shares of Series A Preferred being converted.  Thereupon, the Company shall promptly (which shall be no later than three (3) business days) issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s Fair Market Value calculated as of the date of such conversion), any declared and unpaid dividends on the shares of Series A Preferred being converted, and (ii) in cash (at the Common Stock’s Fair Market Value calculated as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Series Preferred.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. The “Fair Market Value” of the Common Stock as of the date of the conversion shall be determined as follows:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(i)           If traded on a securities exchange or through the NASDAQ Global Market, NYSE or other national stock exchange quotation system, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the conversion;

(ii)          If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the conversion; and

(iii)         If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

e.            Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date that the first share of Series A Preferred is issued (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Series A Preferred Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment under this Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

f.            Adjustment for Common Stock Dividends and Distributions.  If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Preferred Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

g.            Adjustments for Other Dividends and Distributions.  If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company which they would have received had their Series A  Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series A Preferred or with respect to such other securities by their terms.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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h.           Adjustment for Reclassification, Exchange and Substitution.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3 above or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series A Preferred shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

i.             Reorganizations, Mergers or Consolidations.  If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series A Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company which they would have received had their Series A Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series A Preferred or with respect to such other securities by their terms.

j.            Certificate of Adjustment.  In each case of an adjustment or readjustment of the Series A Preferred Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred, if the Series A Preferred is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred at the holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the Series A Preferred Conversion Price at the time in effect and (ii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred.

k.           Notices of Record Date.  Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any Asset Transfer (as defined in Section 3), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series A Preferred at least twenty (20) days prior to the record date specified therein (or such shorter period approved by the holders of a majority of the outstanding Series A Preferred) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Series A Preferred (or other securities) shall be entitled to exchange their shares of Series A Preferred (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, Asset Transfer, dissolution, liquidation or winding up.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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l.            Automatic Conversion.

(i)           Each share of Series A Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Conversion Price, upon the earlier of: (A) the affirmative election of the Requisite Holders, or (B) the date, at any time following the closing of an Alternative Common Stock Financing, on which the per share fair market value (or the per share Closing Bid Price (as defined in the Purchase Agreement) if the Common Stock is quoted on the NASDAQ Global Market, NYSE or other national stock exchange quotation system) of the Common Stock has been equal to at least $0.66 on each trading day over a period of thirty (30) consecutive trading days and with an average daily trading volume during such thirty (30) consecutive trading days equal to or greater than two hundred thousand (200,000) shares, in either case, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like, as reported by such exchange, or (C) the Common Equity Closing Date (as defined in the Purchase Agreement).  Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

(ii)          Upon the occurrence of either of the events specified in Section 4(l)(i) above, the outstanding shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred, the holders of Series A Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series A Preferred.  Thereupon, there shall be issued and delivered to such holder promptly (which shall be no later than three (3) business days) at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

m.          Special Mandatory Conversion.

(i)           If a holder of Series A Preferred fails to purchase all or a portion of its Pro Rata Amount (as defined below) of the shares of Common Stock required to be purchased by such holder at the Common Equity Closing pursuant to the Purchase Agreement (the “Common Equity Closing”), then the Applicable Portion (as defined below) of the shares of Series A Preferred Stock held by such holder shall be automatically, without any further action on the part of the Company or such holder, converted into shares of Common Stock at an adjusted Series A Preferred Conversion Rate equal to one (1), subject to any adjustments that may have been made under Sections 4(e) through 4(i) hereof between the issuance of the Series A Preferred and the Common Equity Closing. Such conversion is referred to as a “Special Mandatory Conversion.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(ii)         Upon a Special Mandatory Conversion, each holder of shares of Series A Preferred converted pursuant to Section 4(m)(i) shall be sent written notice of such Special Mandatory Conversion.  Such shares of Series A Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.  Upon the occurrence of such automatic conversion of the Series A Preferred, the holders of Series A Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series A Preferred.  Thereupon, there shall be issued and delivered to such holder promptly (which shall be no later than three (3) business days) at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred surrendered were convertible pursuant to Section 4(m)(i) above.

(iii)        Definitions.

(a)           “Pro Rata Amount” shall mean, with respect to any holder of Series A Preferred Stock, the maximum number of shares of Common Stock that such holder is required to purchase at the Common Equity Closing as set forth in the Purchase Agreement.

(b)           “Applicable Portion” shall mean, with respect to any holder of shares of Series A Preferred Stock, a number of shares of Series A Preferred Stock calculated by multiplying the aggregate number of shares of Series A Preferred Stock held by such holder immediately prior to the Common Equity Closing by a fraction, the numerator of which is equal to the amount, if positive, by which such holder’s Pro Rata Amount exceeds the number of shares of Common Stock actually purchased by such holder in such Common Equity Closing, and the denominator of which is equal to such holder’s Pro Rata Amount.

n.           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Company shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock’s Fair Market Value (calculated as of the date of conversion).

o.            Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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p.            Notices.  Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or in the event the party being notified is outside the United States, ten (10) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt, or in the event the party being notified is outside the United States, five (5) business days after deposit with an internationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

q.            Payment of Taxes.  The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred so converted were registered.

5.            Redemption.  The Series A Preferred shall not be redeemable by the Company.

6.            No Reissuance of Series A Preferred.  No share or shares of Series A Preferred acquired by the Company shall be reissued.

FIVE:            The foregoing Certificate of Designation has been duly approved by the Board of Directors.

* * * * *

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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In Witness Whereof, Sunesis Pharmaceuticals, Inc. has caused this Certificate of Designation to be signed by its President and Chief Executive Officer this ___ day of April, 2009.

Sunesis Pharmaceuticals, Inc.

By:
Daniel N. Swisher, Jr.
President and Chief Executive Officer

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EXHIBIT B

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY ARTICLE IV OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH [__], 2009, BY AND AMONG SUNESIS PHARMACEUTICALS, INC. AND THE PURCHASERS IDENTIFIED ON THE SIGNATURE PAGES THERETO.

WARRANT NO. CSW-___	NUMBER OF SHARES: ____________
DATE OF ISSUANCE: [___________], 2009	(subject to adjustment)
VOID AFTER [___________], 200__

WARRANT TO PURCHASE SHARES OF COMMON STOCK

Sunesis Pharmaceuticals, Inc.

This Certifies That, for value received, [____], or its permitted registered assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to [____] shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”).  This warrant is one of a series of warrants issued by the Company as of the date hereof (individually, a “Warrant,” and collectively, the “Warrants”) pursuant to that certain Securities Purchase Agreement between the Company and each of the Purchasers that is a party thereto, dated as of March 31, 2009 (the “Purchase Agreement”).

1.           Definitions.  Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Purchase Agreement.  As used herein, the following terms shall have the following respective meanings:

(A)           “Eligible Market” means any of The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.

(B)           “Exercise Period” shall mean the period ending seven (7) years from the date hereof, unless sooner terminated as provided below.

(C)           “Exercise Price” shall mean $0.22 per share, subject to adjustment pursuant to Section 4 below.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(D)           “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

(E)           “Fundamental Transaction” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization, or the Common Stock is converted into or exchanged for securities, cash or other property (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred other than the sale of equity securities issued pursuant to the Purchase Agreement or (iii) any sale, exclusive license or exclusive partnering (in either case, on a worldwide or regional basis) of a majority or more of the assets of the Company.

(F)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(G)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(H)           “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(I)           “Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

(J)           “Trading Market” shall mean the OTC Bulletin Board or any Eligible Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

2.           Exercise of Warrant.

2.1          Exercise.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(A)          An executed Notice of Exercise in the form attached hereto;

(B)          Payment of the Exercise Price either (i) in cash or by check or (ii) pursuant to Section 2.2 below; and

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(C)          This Warrant.

Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares, if any.

Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above.  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

Subject to the final sentence of this paragraph, Section 2.3 below and to the extent permitted by law, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Exercise Shares.  The Holder shall, subject to the following proviso, have the right to pursue any remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Exercise Shares upon exercise of this Warrant as required pursuant to the terms hereof; provided, however, that notwithstanding anything to the contrary in this Warrant or in the Purchase Agreement, if the Company is unable to deliver Exercise Shares upon exercise of this Warrant as required pursuant to the terms hereof because the exercise of this Warrant is prior to the Stockholder Approval Date (as defined in Section 2.3 below) and such exercise would result in a violation of the Warrant Exercise Cap, the Company shall have no obligation to pay to the Holder any cash or other consideration or otherwise “net cash settle” this Warrant.

Except for cash in lieu of fractional shares as provided in Section 5, this Warrant may not be settled by the Company for cash to the Holder in lieu of Common Stock.

2.2          Net Exercise.  If during the Exercise Period the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may, at its election, effect a “net exercise” of this Warrant, in which event, if so effected, the Holder shall receive Exercise Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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X =	Y (A-B)
A

Where X =	the number of Exercise Shares to be issued to the Holder

Y =	the number of Exercise Shares with respect to which this Warrant is being exercised

A =	the Fair Market Value (as defined below) of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of this Warrant, the “Fair Market Value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on The NASDAQ Global Market or other Eligible Market where the Common Stock is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the ten (10) consecutive trading days immediately prior to the Exercise Date, or (ii) if an Eligible Market is not the principal Trading Market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal Trading Market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.3          Limitations On Exercises Subject to Stockholder Approval.  In the event that any exercise pursuant to this Section 2 prior to the date of the Stockholder Approval (as defined below) would result in a Holder becoming the beneficial owner, directly or indirectly, of more than 19.99% of the aggregate ordinary voting power represented by issued and outstanding Capital Stock (the “Warrant Exercise Cap”), notwithstanding anything to the contrary in this Warrant or in the Purchase Agreement, the Company shall have no obligation to issue and deliver Exercise Shares in accordance with the terms hereof unless and until the approval of the requisite holders of the issued and outstanding voting capital stock of the Company shall have been attained as contemplated by the Purchase Agreement (the Stockholder Approval”).

2.4          Issuance Of New Warrants.  Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five (5) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under this Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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2.5          Payment Of Taxes And Expenses.  The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance, delivery or registration of any certificates for Exercise Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Exercise Shares upon exercise hereof.

3.           Covenants of the Company.

3.1          Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will use its commercially reasonable efforts to take such corporate action in compliance with applicable law as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2          Notices of Record Date and Certain Other Events.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date.  In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least twenty (20) days prior to the date of the occurrence of any such event, a notice specifying such date.  In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, the Company shall mail to the Holder, at least twenty (20) days prior to the date of the closing of such event, a notice specifying such date.  Notwithstanding the foregoing, the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

4.           Adjustment of Exercise Price and Shares.

The Exercise Price and number of Exercise Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 4.

(A)          If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(B)          If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Exercise Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Exercise Shares on the record date for the determination of stockholders entitled to such Distributed Property.  The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence.

(C)          Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

5.           Fractional Shares.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share (a) the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of an Exercise Share by such fraction and (b) the number of Exercise Shares to be issued will be rounded down to the nearest whole share.

6.           Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes this Warrant in accordance with the provisions of this Section 6.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the Exercise Shares (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction, provided, however that in the event of a Corporate Event in which (x) the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the Successor Entity is publicly traded, then, as part of such Corporate Event, (i) the Holder will thereafter have the right to receive upon an exercise of this Warrant such number of shares of common stock of the Successor Entity as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Corporate Event by (B) a fraction, the numerator of which is the Fair Market Value per share of Common Stock as of immediately prior to the effectiveness of such Corporate Event, and the denominator of which is the fair market value per share of common stock of the Successor Entity, as determined in good faith by the Board of Directors of the Company (using the same principles set forth in the definition of Fair Market Value to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Exercise Price divided by the fraction referred to in clause (B) above, and in any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Section 6 shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.  The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.            No Stockholder Rights.  Other than as provided in Section 3.2 or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8.            Transfer of Warrant.  Subject to applicable laws and any restrictions on transfer set forth in the Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.  Any purported transfer of all or any portion of this Warrant in violation of the provisions of this Warrant shall be null and void.

9.            Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.          Notices, Etc.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile to the facsimile number specified in writing by the recipient if sent during normal business hours of the recipient on a Trading Day, if not, then on the next Trading Day, (c) the next Trading Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

11.          Acceptance.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.          Governing Law.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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13.          Amendment or Waiver.  Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares then held by any Purchaser.  No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.  The Holder acknowledges that the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares then held by any Purchaser have the power to bind all of the Holders.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of [___________], 2009.

SUNESIS PHARMACEUTICALS, INC.

By:
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

Address:	395 Oyster Point Boulevard
Suite 400
South San Francisco, CA 94080

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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NOTICE OF EXERCISE

TO:          SUNESIS PHARMACEUTICALS, INC.

(1)                 The undersigned hereby elects to purchase [____] shares of the common stock, par value $0.0001 per share (the “Common Stock”), of SUNESIS PHARMACEUTICALS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

[_] The undersigned hereby elects to purchase [____] shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)                 Please issue the certificate for shares of Common Stock in the name of:

Print or type name

 Social Security or other Identifying Number

 Street Address

 City State Zip Code

(3)                 If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

Please insert social security or other identifying number: _____________

(Please print name and address)

Dated:

(Date)
(Signature)

(Print name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Dated:           , 20[__]

Holder’s Signature: __________________________

Holder’s Address: ___________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT C

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of April 3, 2009, by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the several investors signatory hereto (including any successor or assign of any investor signatory hereto, each an “Investor” and, collectively, the “Investors”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and  between the Company and each Investor (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Investors agree as follows:

1. Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 4(b).

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Company Notice” shall have the meaning set forth in Section 7(a)(2).

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to each Initial Registration Statement or New Registration Statement, the earlier of: (i) the ninetieth (90th) calendar day following the applicable Filing Deadline; provided, that, if the Commission reviews and has written comments to a filed Registration Statement, then the Effectiveness Deadline under this clause (i) shall be the one hundred twentieth (120th) calendar day following the applicable Filing Deadline, and (ii) the fifth (5th) Business Day following the date on which the Company is notified by the Commission that the applicable Registration Statement will not be reviewed or is no longer subject to further review and comments and the effectiveness of such Registration Statement may be accelerated; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Excluded Securities” means any issuance of (a) securities pursuant to stock splits, stock dividends or similar transactions, (b) Common Stock to employees, consultants, officers or directors of the Company pursuant to any duly-adopted equity incentive or equity compensation plan, to the extent approved by the Board or a committee of non-employee directors established for such purpose, (c) securities upon the exercise, exchange or conversion of any securities issued or issuable under the Purchase Agreement and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, or (d) securities issued or issuable in a transaction or series of related transactions in which the Majority Investors have agreed in writing will be excluded from the preemptive rights set forth in Section 7(a).

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), (i) the forty-fifth (45th) calendar day following (A) the consummation of the Common Equity Closing or (B) the consummation of an Alternative Common Stock Financing, (ii) the sixtieth (60th) calendar day following the delivery of a Non-Participation Notice, or (iii) the earlier of March 31, 2011 or five (5) Business Days following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 with the Commission, in the event that the Common Equity Closing or an Alternative Common Stock Financing has not been consummated and a Non-Participation Notice has not been delivered on or prior to December 31, 2010; provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next Business Day on which the Commission is open for business.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.

“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor entity or entities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” shall have the meaning set forth in Section 2(a).

“Initiating Holders” shall have the meaning set forth in Section 2(f).

“Investor Designee” shall have the meaning set forth in Section 7(b)(1).

“Issuer Filing” shall have the meaning set forth in Section 3(p).

“Losses” shall have the meaning set forth in Section 6(a).

“Majority Investors” shall have the meaning set forth in Section 7(b)(1).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Pro Rata Share” shall have the meaning set forth in Section 7(a)(1).

 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means all of (i) the Conversion Shares, the Warrant Shares and, if issued, the Common Equity Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Shares shall cease to be Registrable Securities upon the earliest to occur of the following:  (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) to the extent all of the Shares held by a Holder may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the Securities Act, including pursuant to Rule 144 in a single or series of related transactions on a single day.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Initial Registration Statements, New Registration Statements and Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statements” shall have the meaning set forth in Section 2(a).

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act, in each case, as reasonably interpreted in good faith upon the mutual agreement of the Company and the Lead Purchasers, or counsel selected by the Lead Purchasers.

“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Special Registration Statement” shall mean a registration statement relating to any employee benefit plan under Form S-8 or similar form or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

“Suspension Certificate” shall have the meaning set forth in Section 4(a).

“Suspension Period” shall have the meaning set forth in Section 4(a).

“Violations” shall have the meaning set forth in Section 6(a).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.

2. Registration.

(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a “shelf” Registration Statement covering the resale of all of the then outstanding Registrable Securities or Registrable Securities issuable upon exercise of then outstanding Warrants not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (each, an “Initial Registration Statement”).  Each Initial Registration Statement shall be on Form S-3 (except as provided in Section 2(d) below) subject to the provisions of Section 2(d) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section approved by the Majority Investors.  Notwithstanding the registration obligations set forth in this subsection (a) and subsection (b) of this Section 2, in the event the Commission informs the Company that all of the Registrable Securities required to be included in an Initial Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and file amendments to the applicable Initial Registration Statement as required by the Commission and/or (ii) withdraw such Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities required to be included in an Initial Registration Statement and permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29.  Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable best efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Shares held by such Holders.  In the event the Company amends an Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b)           The Company shall use its commercially reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to each Initial Registration Statement or New Registration Statement, as applicable, shall cause each Registration Statement to be declared effective by the Commission no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or will not be subject to further review and that the effectiveness of such Registration Statement may be accelerated) and shall, subject to Section 3(c) hereof, use its commercially reasonable best efforts to keep each such Registration Statement continuously effective under the Securities Act until such time as all of the Shares (including any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing) shall cease to be Registrable Securities hereunder (the “Effectiveness Period”).  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading.  Each Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on the Effective Date.  The Company shall promptly notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement within one (1) Business Day of the date on which the Company telephonically confirms effectiveness with the Commission, which confirmation shall initially be the date requested for effectiveness of a Registration Statement.  To the extent deemed required under the Securities Act, the Company shall, by 9:30 a.m. Eastern Time on the first Business Day after the Effective Date, file a Rule 424(b) prospectus with the Commission.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.

(c)           The Company shall not, prior to the Effective Date of the Registration Statements covering the resale of the Registrable Securities issued or issuable at, or upon exercise or conversion of securities issued at, the First Unit Closing, or during the period between the Second Unit Closing and the Effective Date of the Registration Statement covering the resale of the Registrable Securities issued or issuable at, or upon exercise or conversion of securities issued at, the Second Unit Closing, if any, or during the period between the Common Equity Closing and the Effective Date of the Registration Statement covering the resale of the Registrable Securities issued or issuable at the Common Equity Closing, if any, prepare and file with the Commission any registration statement under the Securities Act covering any of its securities other than a registration statement on Form S-8 or Form S-4.

(d)           In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders, including a registration statement on Form S-1, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that, subject to Section 3 hereof, the Company shall maintain the effectiveness of such Registration Statement that is on a form other than Form S-3 then in effect, until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(e)           Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not less than three (3) Business Days prior to the Initial Filing Deadline and not less than three (3) Business Days prior to the filing of any other Registration Statement.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement until such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire or use the Prospectus for offers and resales of Registrable Securities until such Holder is identified as a selling security holder in an effective Registration Statement.  If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in this Section 2(e), the Company shall take such actions as are required to name such Holder as a selling security holder in the applicable Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in such Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of one or more Registration Statements covering such Holder’s Registrable Securities and hereby consents to the inclusion of such information in such Registration Statements.

(f)           To the extent that in accordance with subsection (a) of this Section 2, the Commission informs the Company that all of the Registrable Securities required to be included in an Initial Registration Statement cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, for so long as that continues to be the case, the following demand provisions shall apply:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.

1.           If (x) the per share fair market value (or the per share Closing Bid Price of the Common Stock is quoted on the NASDAQ Global Market, NYSE or other national stock exchange quotation system) of the Common Stock has been equal to at least $0.66 for a period of thirty (30) trading days with an average daily trading volume during such thirty (30) trading days equal to or greater than two hundred thousand (200,000) shares, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like, as reported by such exchange, and (y) the Company shall receive from the Holders of at least a majority of the Registrable Securities (the “Initiating Holders”) a written request that the Company file a registration statement with respect to the Registrable Securities for an underwritten offering managed by an underwriter of national standing, provided, the anticipated aggregate offering price of the Registrable Securities requested to be so registered shall be equal to or exceed $10,000,000 (prior to the deduction of underwriter discounts or commissions and offering expenses);

then (z) the Company will use commercially reasonable efforts to:

(A)         within ten days of the receipt by the Company of such notice, give written notice of the proposed registration statement to all other Holders of Registrable Securities; and

(B)         as soon as practicable thereafter, effect such registration under the Securities Act as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such Holders’ request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in written requests received by the Company within ten (10) days after delivery of such written notice by the Company.

Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this subsection (f) of this Section 2:

(A)         In any particular jurisdiction in which the Company would be required to qualify as a foreign corporation, subject itself to taxation in that jurisdiction or execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

(B)         During the period starting with the date sixty (60) days prior to the Company’s good faith estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a Registration Statement otherwise filed for the benefit of Holders pursuant to this Agreement or a registration statement on Form S-8 or Form S-4 or any successor form(s) thereto), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective;

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.

(C)          After the Company has filed two (2) such registrations pursuant to this subsection (f) of this Section (2), and such registrations have been declared or ordered effective;

(D)          If the Initiating Holders are unable to obtain the commitment of a nationally recognized underwriter to firmly underwrite the offering; or

(E)          If the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period not to exceed 60 days from the date of receipt of the written request from the Initiating Holders; provided, however, that the Company shall not exercise such right more than once in any twelve-month period, and the Company shall not register any securities for the account of itself or any other stockholders of the Company during such period (other than a Registration Statement otherwise filed for the benefit of Holders pursuant to this Agreement or a registration statement on Form S-8 or Form S-4 or any successor form(s) thereto).

2.           The right of any Holder to registration pursuant to this subsection (f) of this Section 2 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this subsection.

3.           The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter. The managing underwriter shall be selected by the Company and shall be reasonably acceptable to the Initiating Holders. Notwithstanding any other provision of this subsection (f) of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities  to be distributed through such underwriting. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation, and the number of shares of Registrable Securities that may be included in the registration shall be allocated among all Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Holders to the nearest 100 shares. In no event shall the number of Registrable Securities underwritten in such a registration be limited unless and until all shares held by persons other than the holders of the Registrable Securities are completely excluded from such offering.

4.      The limitation on the number of registrations under this subsection (f) of this Section 2 shall not apply to any registration in which more than 50% of the Registrable Securities requested by Holders to be included in such registration are excluded pursuant to the preceding paragraph.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.

5.           If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders participating in such registration statement. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)         Not less than five (5) Business Days prior to the filing of a Registration Statement and not less than three (3) Business Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder.  The Company shall permit a single firm of counsel designated by the Holders of a majority of the Registrable Securities covered by a Registration Statement to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) and use commercially reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose and will not request acceleration of such Registration Statement without prior notice to such counsel.  The Company shall not file a Registration Statement or any related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by such Registration Statement shall reasonably and timely object to in good faith.

(b)        Except in circumstances contemplated by Sections 3(c) and 4 below, and as provided therein: (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such Remainder Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement but, except as agreed by a Holder, not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Shares (including in accordance with Rule 172 under the Securities Act), and each Holder agrees that sales of Registrable Securities pursuant to a Registration Statement shall be in compliance with the plan of distribution described in the applicable Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.

(c)         Notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Business Day after such issuance or receipt, and in the case of (v) below, not less than one (1) Business Day after a determination by the Company that the financial statements in any Registration Statement have become ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public (other than disclosure to a Holder’s managers, employees, agents, affiliates, accountants, attorneys and advisors, provided such other party agrees to maintain the confidentiality of such information), unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(d)         Use commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)         If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR or similar system.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.

(f)         Prior to any resale of Registrable Securities by a Holder, register or qualify, or cooperate with the selling Holders in connection with the registration or qualification, unless an exemption from registration and qualification applies, the Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during any Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements, provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject the Company to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(g)         If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)         Following the occurrence of any event contemplated by Section 3(c)(iii) through (v), as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement(s) or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i)         (i) In the time and manner required by the Principal Trading Market, prepare and file with such Principal Trading Market an additional shares listing application covering all of the Registrable Securities, (ii) use commercially reasonable best efforts to take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Trading Market as soon as possible thereafter, (iii) if requested by any Holder, provide such Holder evidence of such listing, and (iv) during each Effectiveness Period, use commercially reasonable best efforts to maintain the listing of such Registrable Securities on the Principal Trading Market.

(j)         In order to enable the Holders to sell Shares under Rule 144, for a period commencing on the date hereof until five (5) years after the date hereof, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. During such period, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  The Company agrees to furnish to the Holders so long as the Holders own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(k)       The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any FINRA affiliations required to be disclosed in Registration Statement or with respect to offerings thereof, (iii) if required by the Commission, any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Business Days of the Company’s request, any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

(l)       The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is reasonably believed to be necessary to comply with federal or state securities laws or the rules of any securities exchange or trading market on which the Company’s securities are then listed or traded, (ii) the disclosure of such information is reasonably believed to be necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(m)       The Company shall cooperate with each Holder who holds Registrable Securities being offered and the managing underwriter or underwriters as reasonably requested by them with respect to an applicable Registration Statement, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or a Holder may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or a Holder may request, and, within three (3) Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to each Holder) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue such Registrable Securities free of restrictive legends upon the resale of such Registrable Securities pursuant to such Registration Statement.

(n)       At the reasonable request of a Holder, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.  The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to a Registration Statement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.

(o)       The Company shall use commercially reasonable best efforts to comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Exchange Act and the rules and regulations promulgated by the Commission).

(p)       If required by the FINRA Corporate Financing Department or any similar entity, the Company shall promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement.

4. Holder Covenants.

(a)         Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the Holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the Chief Executive Officer or Chief Financial Officer of the Company and signed by an officer of the Company stating that sales of Registrable Securities under the applicable Registration Statement would:

1.           materially interfere with the consummation of any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

2.           require public disclosure of a material transaction or event prior to the time such disclosure might otherwise be required.

Upon receipt of a Suspension Certificate by Holders of Registrable Securities, such Holders of Registrable Securities shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by such Holders pursuant to a Registration Statement for a specified period of time (a “Suspension Period”) that is customary under the circumstances (not to exceed ten (10) Trading Days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities pursuant to a Registration Statement on only two (2) occasions during each six (6) consecutive month period that such Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the Holders under this Section 4(a).

(b)         Discontinued Disposition.  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this Section 4(b).  The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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5. Registration Expenses.  All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses to be borne by the Company referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Principal Trading Market on which the Common Stock of the Company is then listed for trading, (B) with respect to compliance with applicable state securities or “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110 or similar rules, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the applicable Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) reasonable fees and disbursements of one (1) counsel selected by the Holders of a majority of the Registrable Securities then being registered (such fees and disbursements not to exceed $100,000 with respect to a registration statement pursuant to subsection (f) of Section 2 of this Agreement, $40,000 with respect to the Initial Registration Statement and $20,000 with respect to any other Registration Statement filed pursuant to this Agreement), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to fees and expenses of the Company’s independent registered public accounting firm. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided above or otherwise in any Transaction Document, any legal fees or other costs of the Holders.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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6. Indemnification.

(a)         Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (each a “Loss” and collectively, “Losses”), as incurred, that arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, any “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”), except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the applicable Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus in a transaction the order for which was placed after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice, but only if and to the extent that following the receipt of Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b)         Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the applicable Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(c)         Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties except to the extent that an Indemnified Party shall have been advised by counsel that a conflict of interest exists or may arise if the same counsel were to represent such Indemnified Party and another Indemnified Party.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(d)        Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 6(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 6.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

7. Other Agreements.

(a)        Preemptive Rights.

1.           Commencing from and after the First Unit Closing, and for so long as at least 250,000 Unit Shares remain outstanding, and subject to applicable securities laws, each Investor that holds Unit Shares shall have a right of first refusal to purchase its Pro Rata Share of all Common Stock Equivalents that the Company may, from time to time, propose to sell and issue, other than Excluded Securities.  Each Investor’s ”Pro Rata Share” is equal to the ratio of (A) the number of outstanding Unit Shares of which such Investor is a beneficial owner immediately prior to the issuance of such Common Stock Equivalents to (B) the total number of outstanding shares of Capital Stock of the Company immediately prior to the issuance of the Common Stock Equivalents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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2.           If the Company proposes to issue any Common Stock Equivalents, it shall give each Investor known to the Company to continue to beneficially own Unit Shares written notice of its intention, describing the Common Stock Equivalents, the price and the terms and conditions upon which the Company proposes to issue the same (the “Company Notice”).  Each Investor shall have ten (10) Business Days from the giving of the Company Notice to agree to purchase its Pro Rata Share of the Common Stock Equivalents (except as provided above) for the price and upon the terms and conditions specified in the Company Notice by giving written notice to the Company and stating therein the quantity of Unit Shares beneficially owned by such Investor and the quantity of Common Stock Equivalents elected to be purchased, up to its Pro Rata Share.  Notwithstanding the foregoing, the Company shall not be required to offer or sell such Common Stock Equivalents to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

3.           If not all of the Purchasers elect to purchase their Pro Rata Share of the available Common Stock Equivalents, then the Company shall promptly notify in writing the Purchasers who do so elect and shall offer such Purchasers the right to acquire, on a pro rata basis, such non-participating Purchaser or Purchasers’ Pro Rata Share(s).  Each such Purchaser shall have five (5) Business Days after receipt of such notice to notify the Company of its election to purchase all or a portion of the unsubscribed shares.  The Company shall have sixty (60) days thereafter to sell the Common Stock Equivalents in respect of which the Investors’ rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s Notice.  If the Company has not sold such Common Stock Equivalents within such sixty (60) day period, the Company shall not thereafter issue or sell any Common Stock Equivalents, without first offering such securities to the Investors in the manner provided above.

(b)        Board of Directors.

1.           From and after the First Unit Closing, subject to Section 7(b)(2) and 7(b)(6) below, the Company shall take all appropriate action to establish and maintain the size of the Board at eight (8) members, three (3) of which shall be designated in writing by the Investors holding a majority-in-interest of the then outstanding Registrable Securities (the “Majority Investors”) to be nominated by the Company to serve as a member of the Board (each, an “Investor Designee”). Alta BioPharma Partners III, L.P. (“Alta Partners”), Bay City Capital L.P. (“Bay City Capital”) and New Enterprise Associates (“NEA”), together with their respective affiliates, shall each have the right to designate one (1) such Investor Designee. From and after the First Unit Closing, Nextech Venture, together with its affiliates (“Nextech”), will be entitled to designate an observer to attend each meeting or meetings of the Board, subject to customary limitations.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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2.           Subject to Section 7(b)(6) below, from and after the earlier to occur of (i) the Second Unit Closing, (ii) the Common Equity Closing and (iii) the closing of an Alternative Common Stock Financing in which the Investors exercise preemptive rights pursuant to the terms of this Agreement and, as a result, beneficially own greater than a majority of the Company’s voting stock as of such closing, the Company shall take all appropriate action to promptly establish and maintain the size of the Board at nine (9) members, five (5) of which shall be Investor Designees and nominated in accordance with the provisions of this Section 7(b).  Alta Partners, Bay City Capital, NEA and Nextech, together with their respective affiliates, shall each have the right to designate one (1) such Investor Designee.  On or prior to January 20 of each year in which the Majority Investors have rights pursuant to this Section 7(b) (assuming the Company has made a request therefor at least five (5) Trading Days prior thereto), and within five (5) Trading Days of the request by the Company in connection with the preparation of a proxy statement with respect to the election of members of the Board or a vacancy created on the Board by the resignation, death or disability of an Investor Designee or the failure of an Investor Designee to be elected at a meeting of the Company at any time at which the Majority Investors have rights pursuant to this Section 7(b), each Investor shall notify the Company of the number of voting shares of the Company’s capital stock beneficially owned by such Investor as of a date within five (5) Trading Days of the delivery of such notice.

3.           The Company (including any appropriate committee thereof) shall nominate the Investor Designees for election (in case of the initial election of an Investor Designee) or re-election (including, in the case of the end of the term of an Investor Designee), as applicable, as a director of the Company as part of the slate proposed by the Company that is included in the proxy statement (or consent solicitation or similar document) of the Company relating to the election of its directors, and shall provide the same level of support for each Investor Designee as it provides to other members of the Board or other persons standing for election as a director of the Company as part of a slate proposed by the Company, subject to Section 7(b)(6) below.  In the event that a vacancy is created on the Board at any time by the resignation, death or disability of an Investor Designee, or the failure of an Investor Designee to be elected at a meeting of the Company, a majority of the Investor Designees may designate another person as Investor Designee to fill the vacancy created thereby, and the Company hereby agrees to take, at any time and from time to time, all actions necessary to fill the vacancy as provided in the foregoing, subject to Section 7(b)(6) below.

4.           The Company shall provide each Investor Designee with all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to the other members of the Board and committees thereof in their capacity as such.  Subject to Section 7(b)(6) below, an Investor Designee shall be a member of each committee of the Board, and Investor Designees shall represent a majority of the Compensation Committee of the Board, which shall consist of no more than three (3) members, subject to applicable law and the rules and regulations of the Commission and the Principal Trading Market.

5.           The Company shall reimburse each Investor Designee for his or her out-of-pocket expenses incurred in connection with his or her participation as a member of the Board, in a manner consistent with the Company’s policies for reimbursing such expenses of the members of the Board. In addition, the Company shall pay each Investor Designee, in his or her capacity as a non-employee member of the Board, the same compensation as to which all non-employee members of the Board are entitled, in their capacity as such, subject to compliance with applicable law. The Company shall indemnify each Investor Designee to the same extent it indemnifies its other directors pursuant to its organizational documents and applicable law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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6.           Notwithstanding the foregoing, at any time at which the Company is subject to the NASDAQ Voting Rights Rule and Policy, as currently set forth in NASDAQ Rule 4351 and IM-4351, and applicable rules, or any related or successor regulations or amendments thereto, the aggregate number of Investor Designees may be reduced, in the sole discretion of the Company, to the extent such reduction is required by such policy, rules and regulations.  In the event of any such reduction, each of Alta Partners, Bay City Capital and NEA shall retain its designation right so long as at least three (3) Investor Designees are permitted and such entity or its affiliates continue to beneficially own Shares, and Alta Partners, Bay City Capital and NEA shall mutually determine the appropriate Investor Designees in the event that less than three (3) Investor Designees are permitted.  The number of Investor Designees that the Investors shall have the right to designate shall also be adjusted to the extent otherwise required by applicable law and the rules and regulations of the Commission and the Principal Trading Market.

8. Miscellaneous.

(a)         Remedies.  In the event of a breach by the Company or by an Investor of any of their obligations under this Agreement, each Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)         Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(c)         Amendments and Waivers.  The provisions of Sections 2 through 6 and 8 of this Agreement, including definitions in Section 1 with respect to such sections, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and the Majority Investors.  The provisions of Section 7(a) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and the Investors holding a majority-in-interest of the Registrable Securities to which such amendment, modification, supplement or waiver relates.  The provisions of Section 7(b) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company, the Majority Investors, Alta Partners, Bay City Capital, NEA and Nextech.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by all Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first sentence of this Section 8(c). Each Holder acknowledges that, except with respect to Sections 7(a) and 7(b) of this Agreement (which require the consent of the Investors holding a majority-in-interest of the Registrable Securities to which an amendment, modification, supplement or waiver relates and the consent of Majority Investors, Alta Partners, Bay City Capital, NEA and Nextech, respectively, to bind all of the Investors), including the definitions in Section 1 and the provisions of this section with respect to such sections, the Majority Investors have the power to bind all of the Investors.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(d)         Term.  The registration rights provided to the Holders of Registrable Securities hereunder, and the Company’s obligation to keep the Registration Statements effective, shall terminate at such time as there are no Registrable Securities.  Notwithstanding the foregoing, Section 5, Section 6, Section 7 and Section 8 shall survive the termination of this Agreement.

(e)         Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)         Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Investor.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  The Company may not assign its rights or obligations under Sections 2 through 6 hereof without the prior written consent of the Majority Investors.  The Company may not assign its rights or obligations under Section 7(a) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, without the prior written consent of a majority of the Investors with rights under such Section.  The Company may not assign its rights or obligations under Section 7(b) of this Agreement, including the definitions in Section 1 and the provisions of this sentence with respect to such section, without the prior written consent of the Majority Investors and each of Alta Partners, Bay City Capital, NEA and Nextech. The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Investor to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(g)         Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(h)         Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(i)          Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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(j)       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)       Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(l)       Currency.  Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.  All amounts owing under this Agreement are in United States Dollars.  All amounts denominated in other currencies shall be converted in the United States Dollar equivalent amount in accordance with the applicable exchange rate in effect on the date of calculation.

(m)       Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES TO FOLLOW]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

23.

IN WITNESS WHEREOF, each of the parties has executed this Investor Rights Agreement as of the date first written above.

SUNESIS PHARMACEUTICALS, INC.

By:
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each of the parties has executed this Investor Rights Agreement as of the date first written above.

NAME OF INVESTOR

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o: ______________________________________________

Street: ____________________________________________

City/State/Zip: ______________________________________

Attention: _________________________________________

Tel: ______________________________________________

Fax: ______________________________________________

Email: ____________________________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex A

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of common stock, warrants to purchase shares of common stock and/or preferred stock convertible into shares of the common stock, par value $0.0001 per share, of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued pursuant to that certain Securities Purchase Agreement by and among the Company and the Purchasers as defined therein, dated as of March 31, 2009 (the “Purchase Agreement”), understands that the Company intends to file with the Commission a registration statement on Form S-3 (except if the Company is ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on a registration statement on Form S-1) (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of Registrable Securities in accordance with the terms of that certain Investor Rights Agreement, dated as of April 3, 2009 by and among the Company and the Investors as defined therein, to which this Notice and Questionnaire is attached as Annex A (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver such Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QUESTIONNAIRE

1.  Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Notice and Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail Address of Contact Person:

3.  Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Purchase Agreement:

(b)	Number of shares of common stock to be registered pursuant to this Notice and Questionnaire for resale:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                                No   ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐                                No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes   ☐                                No   ☐

Note:	If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                                No   ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities beneficially owned:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

State any exceptions here:

7.  Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution provided by the Company, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be made as provided in the Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Investor Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

By returning this Notice and Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Notice and Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:___________________	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, California 94306-2155
Telephone No.:  (650) 843-5180
Facsimile No.:  (650) 849-7400
Attention:  Suzanne Sawochka Hooper

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 2.1(c) of the Agreement, please provide us with the following information:

1. The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s) and warrant(s)). You may use a nominee name if appropriate:

2. The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3. The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4. The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E-1

FORM OF OPINION OF COMPANY COUNSEL
(FIRST UNIT CLOSING AND SECOND UNIT CLOSING)

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.
The Company has the requisite corporate power to own, lease and operate its property and assets, to conduct its business as described in the SEC Reports and to execute and deliver the Financing Agreements and to perform its obligations thereunder to be performed at the [First Unit Closing/Second Unit Closing], including, without limitation, to issue, sell and deliver the Units under the Purchase Agreement, to issue the Conversion Shares issuable upon conversion of the Preferred Stock and to issue the Warrant Shares issuable upon exercise of the Warrants.

3.	The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of California.

4.
 All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Financing Agreements by the Company, the authorization, sale, issuance and delivery of the Securities and the performance by the Company of its obligations under the Financing Agreements to be performed at the [First Unit Closing/Second Unit Closing] has been taken.

5.
Each of the Financing Agreements has been duly and validly authorized, executed and delivered by the Company, and each such agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.
The Company’s authorized capital stock consists of (a) one hundred million (100,000,000) shares of Common Stock, par value $0.0001 per share, and (b) five million (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The Units have been duly authorized and, when issued and paid for by the Purchasers pursuant to the Purchase Agreement, the Preferred Stock underlying the Units will be validly issued, fully paid and nonassessable. The Conversion Shares have been duly authorized and, when issued  upon conversion in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable.  The Warrant Shares have been duly authorized and, when sold and issued and paid for by the Purchasers in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable.  The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, the Certificate of Designation or Delaware law or, to our knowledge, rights of first refusal or other similar rights to subscribe for the Securities (other than rights which have been waived in writing or otherwise satisfied).

7.
The execution and delivery of the Financing Agreements and the issuance of the Units, the Conversion Shares (assuming conversion of the Shares at the [First Unit Closing/Second Unit Closing]) and the Warrant Shares (assuming exercise of the Warrants at the [First Unit Closing/Second Unit Closing]) pursuant thereto do not violate any provision of the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws or the Certificate of Designation, do not constitute a default under, a material breach of or result in any acceleration of rights under any Material Agreement and do not violate (a) any governmental statute, rule or regulation that in our experience is typically applicable to transactions of the nature contemplated by the Financing Agreements or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.
To our knowledge, there is (i) no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party that questions the validity of the Financing Agreements or of a character required to be disclosed in the SEC Reports as required by the Securities Act and the rules thereunder and (ii) no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the SEC Reports, which is not filed as required by the Securities Act and the rules thereunder.

9.
All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the issuance of the Securities have been made or obtained, except for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

10.
The offer and sale of the Securities are exempt from the registration requirements of the Securities Act, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

11.
The Company is not, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company” as defined in the Investment Company Act.

12.
To our knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement contemplated by Section 2 of the Investor Rights Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E-2

FORM OF OPINION OF COMPANY COUNSEL
(COMMON EQUITY CLOSING)

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.
The Company has the requisite corporate power to own, lease and operate its property and assets, to conduct its business as described in the SEC Reports and to perform its obligations under the Financing Agreements, including, without limitation, to issue, sell and deliver the Shares under the Purchase Agreement.

3.	The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of California.

4.
 All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Financing Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the performance by the Company of its obligations under the Financing Agreements to be performed at the Common Equity Closing has been taken.

5.
Each of the Financing Agreements has been duly and validly authorized, executed and delivered by the Company, and each such agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

6.
The Company’s authorized capital stock consists of (a) [_______________] ([___________]) shares of Common Stock, par value $0.0001 per share, and (b) ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share. The Shares have been duly authorized and, when issued and paid for by the Purchasers pursuant to the Purchase Agreement, will be validly issued, fully paid and nonassessable. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, the Certificate of Designation or Delaware law or, to our knowledge, rights of first refusal or other similar rights to subscribe for the Shares (other than rights which have been waived in writing or otherwise satisfied).

7.
The execution and delivery of the Financing Agreements and the issuance of the Shares pursuant thereto do not violate any provision of the Company’s Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws or the Certificate of Designation, do not constitute a default under, a material breach of or result in any acceleration of rights under any Material Agreement and do not violate (a) any governmental statute, rule or regulation that in our experience is typically applicable to transactions of the nature contemplated by the Financing Agreements or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.
To our knowledge, there is (i) no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party that questions the validity of the Financing Agreements or of a character required to be disclosed in the SEC Reports as required by the Securities Act and the rules thereunder and (ii) no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the SEC Reports, which is not filed as required by the Securities Act and the rules thereunder.

9.
All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the issuance of the Shares have been made or obtained, except for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

10.
The offer and sale of the Shares are exempt from the registration requirements of the Securities Act, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

11.
The Company is not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company” as defined in the Investment Company Act.

12.
To our knowledge, there are no written contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to include any securities of the Company in any registration statement contemplated by Section 2 of the Investor Rights Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

Form of Irrevocable Transfer Agent Instructions

As of April __, 2009

American Stock Transfer & Trust Company
6201 - 15th Avenue
Brooklyn, N.Y.  11219
Attn:  _________________

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of March 31, 2009 (the “Agreement”), by and among Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, such purchasers and their permitted transferees, the “Holders”), pursuant to which, among other things, (a) the Company is issuing to certain Holders in one or more closings units (the “Units”), consisting of shares of the Series A Preferred Stock of the Company, par value $0.0001 per share (the “Preferred Stock”), that are convertible into shares of the common stock of the Company, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”) that are exercisable for Common Stock and (b) the Company may issue at a subsequent closing to the Holders shares of Common Stock (all shares of Common Stock issuable directly or indirectly pursuant to the Agreement being referred to as the “Securities”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:

(i)            to issue certificates representing shares of Common Stock upon transfer or resale of the Securities;

(ii)           to issue shares of Common Stock upon conversion of the Preferred Stock by a Holder thereof (or by such Holder’s designee) from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, or, in the alternative, upon confirmation to you by the Company of the conversion of the Preferred Stock; and

(iii)            to issue shares of Common Stock upon the exercise of the Warrants issued to the Holder thereof (or to such Holder’s designee) from time to time upon delivery to you of a properly completed and duly executed Exercise Form, in the form attached hereto as Annex II, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Securities has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a copy of such registration statement and a completed and signed certificate from a Holder confirming the sale or transfer of the Securities pursuant to such effective registration statement, (b) written confirmation from the Company’s legal counsel that the Securities are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”) and customary documentation from a Holder’s broker with respect to a sale pursuant to Rule 144 or (c) written confirmation from the Company’s legal counsel that the Securities are eligible for sale in conformity with Rule 144 under the Securities Act without being subject to the volume or other restrictions thereunder, then, unless otherwise required by law, within five (5) business days of delivery by a Holder to the Company or to you (with concurrent notice to the Company) of a notice of sale and documentation required pursuant to clause (a) or (b) above, as applicable, or a request from a Holder for the issuance of an unlegended certificate in the event that the Securities are eligible for sale in conformity with Rule 144 under the Securities Act without being subject to the volume or other restrictions thereunder, together with a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), you shall issue the certificate(s) representing the Securities registered in the names of the purchaser of such Securities or the Holder, as the case may be, and such certificates shall not bear any legend restricting transfer of the Securities thereby and should not be subject to any stop-transfer restriction. To the extent a Holder is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, you are authorized, in lieu of issuing certificates representing the Securities, to credit the number of shares of Common Stock to which the the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian system.

In the event that you have not received the documentation required pursuant to clause (a) or (b) of the immediately preceding paragraph or such Securities are not eligible for sale in conformity with Rule 144 under the Securities Act without being subject to the volume or other restrictions thereunder, then the certificates for such Securities shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED BY ARTICLE IV OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF MARCH [__], 2009, BY AND AMONG SUNESIS PHARMACEUTICALS, INC. AND THE PURCHASERS IDENTIFIED ON THE SIGNATURE PAGES THERETO.

                Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

THE FOREGOING INSTRUCTIONS SUPERSEDE ANY PRIOR INSTRUCTIONS YOU HAVE RECEIVED FROM THE COMPANY WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

                 Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

SUNESIS PHARMACEUTICALS, INC.

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex I

Form of Conversion Notice

(To be executed by the Holder to convert shares of Series A Preferred Stock into shares of Common Stock)

SUNESIS PHARMACEUTICALS, INC.
CONVERSION NOTICE

Reference is made to the Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”).  In accordance with and pursuant to the provisions of the Certificate of Designation of the Series A Preferred Stock (the “Certificate of Designation”) filed and currently effective with the Delaware Secretary of State, the undersigned hereby elects to convert the Preferred Stock indicated below into shares of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), as of the date specified below.  Each share of Preferred Stock is convertible into ten (10) shares of Common Stock, subject to adjustment in accordance with the terms of the Certificate of Designation.

Date of Conversion:

Aggregate Number of Shares to be Converted:

Please confirm the following information:

Number of Shares of Common Stock to be issued:

Please issue the shares of Common Stock  into which the Preferred Stock is being converted in the following name and to the following address:

Issue to:

Address:

Facsimile Number:

EIN (Federal Tax Id) Number:

DTC Participant Number and Name (if electronic book entry transfer):

Account Number (if electronic book entry transfer):

Authorization:
By:
Title:

Dated:____________________________________________

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACKNOWLEDGEMENT

                The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated April __, 2009, from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

SUNESIS PHARMACEUTICALS, INC.

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex II

Form of Exercise Form

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrants)

TO:  SUNESIS PHARMACEUTICALS, INC.

CHECK THE APPLICABLE BOX:

☐	Cash Exercise

The undersigned hereby irrevocably exercises the attached warrant (the “Warrant”) with respect to ________shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

☐	Cashless Exercise

The undersigned hereby irrevocably exercises the Warrant with respect to _______ shares of Common Stock of the Company and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1.
The undersigned agrees not to sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Common Stock obtained on Exercise of the Warrant, except in accordance with applicable securities laws and the provisions of Section 4.1 of the Purchase Agreement.

2.
The undersigned requests that a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below.

3.	Capitalized terms used but not otherwise defined in this Exercise Form shall have the meaning ascribed thereto in the Warrant.

4.	In the event of any conflict between the term of this Exercise Form and any provisions of this Warrant, the terms of the Warrant shall govern.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	Please issue the Common Stock to be issued upon Exercise of this Warrant in the following name and to the following address:

Issue to:_____________________________________________________________________________________

Address:_____________________________________________________________________________________

Facsimile Number:_____________________________________________________________________________

EIN (Federal Tax Id) Number:____________________________________________________________________

DTC Participant Number and Name (if electronic book entry transfer):____________________________________

Account Number  (if electronic book entry transfer):__________________________________________________

________________________________________________________________________________________

Facsimile Number:_____________________________________________________________________________

Dated: _____________________

Signature

Print Name

Address

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACKNOWLEDGEMENT

                The Company hereby acknowledges this Exercise Form and receipt of the appropriate exercise price and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated April __, 2009, from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

SUNESIS PHARMACEUTICALS, INC.

By:
Name:
Title:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

Form of Secretary’s Certificate

The undersigned hereby certifies that she is the duly elected, qualified and acting Secretary of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and that as such she is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the purchasers party thereto (the “Agreement”), and further certifies in her official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

1.
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board at a meeting of the Board held on March 30, 2009.  Such resolutions have not in any way been amended, modified, revoked or rescinded, and have been in full force and effect since their adoption up to and including the date hereof and are now in full force and effect.

2.
Attached hereto as Exhibit B is a true, correct and complete copy of the Amended and Restated Certificate of Incorporation of the Company, together with any and all certificates of designation and amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Amended and Restated Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.
Attached hereto as Exhibit C is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

4.
Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Agreement and each of the other Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

Daniel N. Swisher, Jr.	Chief Executive Officer and President

Eric H. Bjerkholt	Senior Vice President, Corporate Development and Finance, Chief Financial Officer

Valerie L. Pierce	Senior Vice President, General Counsel and Corporate Secretary

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IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of [______], 20[__]. [Insert First Unit Closing Date, Second Unit Closing Date, or Common Equity Closing Date, as applicable, in the foregoing sentence.]

Valerie L. Pierce
Senior Vice President, General Counsel and Corporate Secretary

I, Daniel N. Swisher, Jr., Chief Executive Officer and President of the Company, hereby certify that Valerie L. Pierce is the duly elected, qualified and acting Senior Vice President, General Counsel and Corporate Secretary of the Company and that the signature set forth above is her true signature.

Daniel N. Swisher, Jr.
Chief Executive Officer and President

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EXHIBIT A

Board Resolutions

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EXHIBIT B

Amended and Restated Certificate of Incorporation

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

Amended and Restated Bylaws

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EXHIBIT H

Form of Officer’s Certificate

The undersigned, the Chief Executive Officer and President of Sunesis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to Section [5.1(f)][5.3(g)][5.5(h)] of the Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the purchasers signatory thereto (the “Agreement”), hereby represents, warrants and certifies to such purchasers as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement):

1.
The representations and warranties of the Company contained in the Purchase Agreement are true and correct [in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true and correct in all respects)]1 as of the date when made and as of the [First Unit Closing Date][Second Unit Closing Date][Common Equity Closing Date], as though made on and as of such date, except for such representations and warranties that speak as of a specific date, which shall have been true and correct [in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties are true in correct in all respects)]2 as of such date.

2.
The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the [First Unit Closing][Second Unit Closing][Common Equity Closing].

3.
The Company has obtained in a timely fashion all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the [Units at the [First Unit Closing][Second Unit Closing]][Common Stock at the Common Equity Closing] (including, without limitation, all Required Approvals[, other than the Stockholder Approval,]3 and any other necessary regulatory and third party consents and approvals), all of which shall be and remain so long as necessary in full force and effect.

4.
[A Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (or, in lieu thereof, a new Amended and Restated Certificate of Incorporation) containing the amendments to the Company’s Amended and Restated Certificate of Incorporation described on Exhibit I to the Purchase Agreement has been duly filed by the Company with the Secretary of State of the State of Delaware in accordance with the DGCL, and the Purchasers have received evidence of such filing in form and substance reasonably satisfactory to the Purchasers.]4

1 To be included at Second Unit Closing and Common Equity Closing only.
2 To be included at Second Unit Closing and Common Equity Closing only.
3 To be included at First Unit Closing only.
4 To be included at Common Equity Closing only.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	The Company has delivered the Company Deliverables in accordance with Section [2.2(a)][2.2(b)][2.2(c)].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of [______], 200[__]. [Insert First Unit Closing Date, Second Unit Closing Date, or Common Equity Closing Date, as applicable, in the foregoing sentence.]

Daniel N. Swisher, Jr.
Chief Executive Officer and President

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

Description of Charter Amendments

The following is a description of proposed amendments to the Amended and Restated Certificate of Incorporation of the Company, originally filed with the Secretary of State of the State of Delaware on September 30, 2005 (the “Charter”), subject to approval by the stockholders of the Company (capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement, dated as of March 31, 2009, by and among the Company and the Purchasers identified therein, to which this “Description of Charter Amendments” is attached as Exhibit I (the “Agreement”), shall have the meanings given such terms in the Agreement):

•
Increase the number of authorized shares of (i) Common Stock from one hundred million (100,000,000) shares to four hundred million (400,000,000) shares and (ii) Preferred Stock from five million (5,000,000) shares to ten million (10,000,000) shares;

•
Amend the Charter, as necessary, to comply with applicable listing standards of the Company’s Principal Trading Market, including effecting a reverse split of the Common Stock and Preferred Stock on a ratio determined by the Board; and

•
Make such other changes to the Charter as deemed necessary or appropriate by the officers of the Company, in consultation with legal counsel, and as agreed to by the Lead Purchasers, to effectuate the transactions contemplated under the Agreement or the other Transaction Documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT J

Summary of Terms of Retention Plan

Carve-out pool to be established for Sunesis employees based on net proceeds upon a change of control:

	Transaction Value	Carve Out Pool

o	≤$30M:	10.5%
o	$30M to $45M:	11.0%
o	$45M to $60M:	11.5%
o	≥$60M:	12.0%

Allocation among Sunesis participants:

Chairman of the Board	3%

CEO	20%

SVP, Finance and SVP, R&D	12.5% each

VPs	[ * ]

Employees at or above the level of Associate Director	[ * ]

Employees below the level of Associate Director	[ * ]

Existing executive severance benefits agreements for continuing executives will be modified to provide that, in the event of a termination in connection with a change-of-control transaction, the executive will get the greater of a) the amount currently provided for a non-change-of-control “Covered Termination” under his or her existing executive severance benefits agreement and b) the proceeds due each individual executive based on overall net transaction value and individual allocation percentage pursuant to the Retention Plan.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Existing severance benefit plan for non-executives will be modified to provide that, in the event of a termination in connection with a change-of-control transaction, the non-executive will get the greater of a) the amount currently provided for a non-change-of-control “Qualifying Termination” under the existing severance benefit plan and b) the proceeds due each individual non-executive based on overall net transaction value and individual allocation percentage determined by the Compensation Committee.

If additional executives are employed by Sunesis after the First Unit Closing, the then existing allocations among existing plan participants and participant pools will be reallocated by the Compensation Committee on a proportional basis; provided, however,  that the total pool size under the Retention Plan shall not increase.

Retention Plan to remain in effect until the earlier of:

o	conclusion of a change-of-control transaction and payout under the Retention Plan (can be paid out in stock if the change-of-control transaction is a stock deal); or
o	six months following the earlier of (a) the Common Equity Closing or the (b) conversion of all outstanding preferred stock.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE I TO SPA (allocations)

Purchaser Commitments

	Total	First Unit Closing	Second Unit Closing	Total Units	Common Equity Closing
Financing	$43,500,000	$10,000,000	$5,000,000	$15,000,000	$28,500,000
		23.0%	11.5%	34.5%	65.5%

Investor
Bay City Capital	$10,000,000	$2,298,851	$1,149,425	$3,448,276	$6,551,724	$10,000,000
NEA	$10,000,000	$2,298,851	$1,149,425	$3,448,276	$6,551,724	$20,000,000
Merlin Nexus	$5,100,000	$1,172,414	$586,207	$1,758,621	$3,341,379	$25,100,000
Alta Partners	$5,000,000	$1,149,425	$574,713	$1,724,138	$3,275,862	$30,100,000
Nextech Venture	$5,000,000	$1,149,425	$574,713	$1,724,138	$3,275,862	$35,100,000
Vision Capital Advisors	$3,000,000	$689,655	$344,828	$1,034,483	$1,965,517	$38,100,000
Caxton Advantage	$2,500,000	$574,713	$287,356	$862,069	$1,637,931	$40,600,000
Venrock	$2,000,000	$459,770	$229,885	$689,655	$1,310,345	$42,600,000
OpusPoint	$500,000	$114,943	$57,471	$172,414	$327,586	$43,100,000
Swisher Revocable Trust	$200,000	$45,977	$22,989	$68,966	$131,034	$43,300,000
Bjerkholt/Hahn Family Trust	$100,000	$22,989	$11,494	$34,483	$65,517	$43,400,000
Steve Ketchum	$100,000	$22,989	$11,494	$34,483	$65,517	$43,500,000

	$43,500,000	$10,000,000	$5,000,000	$15,000,000	$28,500,000

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.